UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
☒   Filed by the Registrant
☐   Filed by a party other than the Registrant
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Under §240.14a-12

FLOWERS FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Flowers FOODS

2025 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Flowers FOODS

WE ARE

PARTNERS

We deliver quality foods to our consumers and the best service to our customers.

VISIONARIES

We imagine the delicious, creating the unique food experiences consumers crave.

CREATORS

We put insight into action, driving innovation to continuously improve our operations.

COMMITTED

Our team is the essential ingredient to our success. Doing things the right way – every day.

EVOLVING

Entering a new era of growth, we have a clear strategy to expand the power of our brands and the scope of our capabilities.

FLOWERS FOODS: A LEADER IN THE U.S. BAKING INDUSTRY

For more than 100 years, the people of Flowers Foods have worked with honesty, integrity, and a true passion for baking. Headquartered in Thomasville, Ga., since the Flowers family opened its first bakery there in 1919, Flowers Foods is one of the largest producers of packaged bakery foods in the United States. Our leading brands include Nature's Own, Dave's Killer Bread, Canyon Bakehouse, Simple Mills, Wonder, and Tastykake. With a legacy that spans more than a century, Flowers is guided by its mission to delight consumers with delicious baked foods and driven to continuously evolve through bold innovation and strong partnerships.

45 BAKERIES IN 19 STATES

10,200 EMPLOYEES

$5.1B SALES IN 2024

#2 IN U.S. PACKAGED BAKERY FOODS

LETTER FROM OUR
CHAIRMAN AND CEO

DEAR FELLOW SHAREHOLDERS:
Our 2024 results reflect solid execution from our team, which largely mitigated the impact of category weakness on our sales. We successfully expanded margins, helped by efficiency initiatives and moderating input costs leading to growth in net income and earnings per share.

Guided by our four strategic priorities — developing our team, focusing on brands, prioritizing margins, and pursuing smart M&A — we are diligently working to improve near-term results, while positioning Flowers for long-term growth in shareholder value. This process includes an evaluation of our brand portfolio, the way we go to market, our distribution model, and supply chain.

To drive even closer relationships with our customers and align our strategic growth plans to maximize sales, last year, we refined our organizational structure and added top-tier external talent. Our leading brands continue to gain market share driven by investments in innovation, and we are driving margin expansion through efficiency initiatives and the execution of our portfolio strategy. And early this year, we completed the acquisition of Simple Mills, a leading brand of better-for-you crackers, cookies, snack bars, and baking mixes, which increases our exposure to better-for-you and attractive snacking segments, diversifies our category exposure, and enhances our growth and margin prospects.

While I am pleased with our team’s commitment and execution, none of us at Flowers are satisfied with our financial performance. However, I am optimistic about our longer-term outlook given the strength of our brands, our history of successful innovation, and the addition of Simple Mills to the Flowers portfolio. I believe that we are very well-positioned to take advantage of our opportunities as the consumer demand environment stabilizes, and I am confident our initiatives will enable us to enhance shareholder value and grow in line with our long-term financial targets.

2025 ANNUAL MEETING

We are pleased to invite you to attend our virtual annual meeting of shareholders on May 22, 2025, at 11:30 a.m. Eastern Time, at http://www.virtualshareholder
meeting.com/FLO2025. During the annual meeting, in addition to the items of business, our senior management team will respond to questions from shareholders.
Your vote is important to us and to our business, and we will make a $1 charitable donation to Boys & Girls Clubs of America for every shareholder account that votes. We encourage you to vote online or via telephone prior to the annual meeting so that your shares of Flowers Foods common stock will be represented and voted at the annual meeting even if you cannot attend. If you elected to receive paper copies of the proxy materials by mail, you may vote by signing, dating, and mailing your proxy card or voting instruction form in the envelope provided.
On behalf of our entire organization, thank you for your continued support.
RYALS MCMULLIAN
Chairman and Chief Executive Officer

I believe that we are very well-positioned to take advantage of our opportunities as the consumer demand environment stabilizes, and I am confident our initiatives will enable us to enhance shareholder value and grow in line with our
long-term financial targets.”

LETTER FROM OUR
INDEPENDENT PRESIDING DIRECTOR

DEAR FELLOW SHAREHOLDERS:
On behalf of the board of directors, thank you for your investment and confidence in Flowers Foods. It is a privilege to serve as your independent presiding director and to work closely with the chairman and my fellow board members as we execute our fiduciary responsibilities to you, our shareholders. Despite the challenging economic and inflationary environment, our leading brands performed well in 2024, increasing dollars and units in tracked channels across our branded bread portfolio.
Although we expect continued category challenges in 2025, the board of directors is confident that Flowers is taking appropriate actions to maximize performance in the current environment, while executing initiatives to deliver strong long-term performance.

Long-term board succession planning is governed by ongoing processes with the participation of the nominating/corporate governance committee and full board. As previously announced, Marty Wood will not stand for re-election and will retire at this year’s annual meeting. Marty has made significant contributions to Flowers as an executive and director throughout his 54 years of service to the company. On behalf of the board, I thank Marty for his valuable financial acumen and unwavering dedication to Flowers. Effective upon Marty’s retirement, the board has appointed Ed Casey to serve as the chair of the finance committee and a member of the audit committee, and Joanne Smith to serve as a member of the compensation and human capital committee and nominating/corporate governance committee.

Our executive compensation program aligns our executives’ interests with those of our shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value. Our board and the compensation and human capital committee remain committed to our pay-for-performance philosophy.
Our board of directors is dedicated to serving your interests in 2025 and beyond. Thank you for your continued support of Flowers Foods.
THOMAS C. CHUBB, III
Independent Presiding Director

Our board of directors is dedicated to serving your interests in 2025 and beyond. Thank you for your continued support of Flowers Foods.”

Flowers Foods, Inc. 1919 Flowers Circle Thomasville, Georgia 31757
NOTICE OF 2025 ANNUAL MEETING
OF SHAREHOLDERS

DATE AND TIME	LIVE WEBCAST	WHO CAN VOTE
May 22, 2025 11:30 a.m. Eastern Time	www.virtualshareholder meeting.com/FLO2025	Only record holders of issued and outstanding shares of our common stock at the close of business on March 18, 2025, the record date, are entitled to notice of, and to vote at, the annual meeting.
ITEMS OF BUSINESS		BOARD’S RECOMMENDATION	PAGE REFERENCE
1	Election of 11 Director-Nominees to Serve for One-Year Terms	FOR each Director-Nominee	6
2	Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation	FOR	30
3	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm	FOR	58
4	Shareholder Proposal to Adopt a Policy for an Independent Board Chair, if Properly Presented	AGAINST	62
The shareholders will also transact any other business that may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

A list of shareholders entitled to vote at the annual meeting will be available at our principal executive offices in Thomasville, Georgia, until the annual meeting, and during the annual meeting on the meeting website.
The proxy statement and the accompanying form of proxy are first being furnished to the shareholders of Flowers Foods, Inc. on or about April 8, 2025, in connection with the solicitation of proxies by the board of directors for use at the annual meeting.

By order of the Board of Directors,
Stephanie B. Tillman Chief Legal Counsel and Corporate Secretary April 8, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 22, 2025
Flowers Foods, Inc.’s 2025 proxy statement and 2024 annual report are available at
www.proxyvote.com.

FORWARD-LOOKING STATEMENTS

Statements contained in this proxy statement and certain other written or oral statements made from time to time by Flowers Foods, Inc. (the “company”, “Flowers Foods”, “Flowers”, “us”, “we”, or “our”) and its representatives that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to current expectations regarding our business and our future financial condition and results of operations and are often identified by the use of words and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “would,” “is likely to,” “is expected to” or “will continue,” or the negative of these terms or other comparable terminology. These forward-looking statements are based upon assumptions we believe are reasonable.
Forward-looking statements are based on current information and are subject to risks and uncertainties that could cause our actual results to differ materially from those projected. Certain factors that may cause actual results, performance, liquidity, and achievements to differ materially from those projected are discussed in our Annual Report on Form 10-K for the year ended December 28, 2024 (the “Form 10-K”) and may include, but are not limited to:
•
unexpected changes in any of the following: (i) general economic and business conditions; (ii) the competitive setting in which we operate, including advertising or promotional strategies by us or our competitors, as well as changes in consumer demand; (iii) interest rates and other terms available to us on our borrowings; (iv) supply chain conditions and any related impact on energy and raw materials costs and availability and hedging counter-party risks; (v) relationships with or increased costs related to our employees and third-party service providers; (vi) laws and regulations (including environmental and health-related issues and the impacts of tariffs); and (vii) accounting standards or tax rates in the markets in which we operate;

•
the loss or financial instability of any significant customer(s), including as a result of product recalls or safety concerns related to our products;

•
changes in consumer behavior, trends and preferences, including health and whole grain trends, and the movement toward less expensive store branded products;

•
the level of success we achieve in developing and introducing new products and entering new markets;

•
our ability to implement new technology and customer requirements as required;

•
our ability to operate existing, and any new, manufacturing lines according to schedule;

•
our ability to implement and achieve our corporate responsibility goals in accordance with regulatory requirements and expectations of stakeholders, suppliers, and customers;

•
our ability to execute our business strategies which may involve, among other things, (i) the ability to realize the intended benefits of completed, planned or contemplated acquisitions, dispositions or joint ventures, such as the acquisition of Simple Mills, (ii) the deployment of new systems (e.g., our enterprise resource planning (“ERP”) system), distribution channels and technology, and (iii) an enhanced organizational structure (e.g., our sales and supply chain reorganization);

•
consolidation within the baking industry and related industries;

•
changes in pricing, customer and consumer reaction to pricing actions (including decreased volumes), and the pricing environment among competitors within the industry;

•
our ability to adjust pricing to offset, or partially offset, inflationary pressure on the cost of our products, including ingredient and packaging costs;

•
disruptions in our direct-store-delivery distribution model, including litigation or an adverse ruling by a court or regulatory or governmental body that could affect the independent contractor classifications of the independent distributor partners, and changes to our direct-store-delivery distribution model in California;

•
increasing legal complexity and legal proceedings that we are or may become subject to;

•
labor shortages and turnover or increases in employee and employee-related costs;

•
the credit, business, and legal risks associated with independent distributor partners and customers, which operate in the highly competitive retail food and foodservice industries;

•
any business disruptions due to political instability, pandemics, armed hostilities, incidents of terrorism, natural disasters, labor strikes or work stoppages, technological breakdowns, product contamination, product recalls or safety concerns related to our products, or the responses to or repercussions from any of these or similar events or conditions and our ability to insure against such events;

•
the failure of our information technology systems to perform adequately, including any interruptions, intrusions, cyber-attacks or security breaches of such systems or risks associated with the implementation of the upgrade of our ERP system; and

•
the potential impact of climate change on the company, including physical and transition risks, availability or restriction of resources, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms.

The foregoing list of important factors does not include all such factors, nor does it necessarily present them in order of importance. In addition, you should consult other disclosures made by the company (such as in our other filings with the Securities and Exchange Commission (“SEC”) or in company press releases) for other factors that may cause actual results to differ materially from those projected by the company. Refer to Part I, Item 1A., Risk Factors, of the Form 10-K and our subsequent filings with the SEC for additional information regarding factors that could affect the company’s results of operations, financial condition and liquidity.
We caution you not to place undue reliance on forward-looking statements, as they speak only as of the date made and are inherently uncertain. The company undertakes no obligation to publicly revise or update such statements, except as required by law. You are advised, however, to consult any further public disclosures by the company (such as in our filings with the SEC or in company press releases) on related subjects.

1	PROXY SUMMARY
1	2025 Annual Meeting of Shareholders
2	Business Highlights
2	Corporate Responsibility
3	Director-Nominees
5	2024 Executive Compensation
6	CORPORATE GOVERNANCE AND BOARD MATTERS
6	PROPOSAL 1 — ELECTION OF 11 DIRECTOR-NOMINEES TO SERVE FOR ONE-YEAR TERMS
6	Vote Required
6	Skills and Experience of Our Director-Nominees
7	Director-Nominee Mix
8	Director-Nominees
14	Director Independence
15	Corporate Governance Overview
16	Board Leadership Structure
17	Director Nomination Process
18	Annual Board and Committee Evaluation Process
18	Risk Management Oversight
19	Corporate Responsibility Oversight
20	Shareholder Engagement
20	The Board and Its Committees
25	Relationships among Certain Directors
25	Attendance at Annual Meetings
26	Communicating with the Board
26	Transactions with Management and Others
27	Insider Trading Policy
27	Director Compensation
30	EXECUTIVE COMPENSATION
30	PROPOSAL 2 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION
31	Vote Required
32	Compensation Discussion and Analysis
45	Compensation Committee Interlocks and Insider Participation
45	Compensation Committee Report
46	Compensation Tables
51	Potential Payments Upon Termination or Change of Control
54	Pay Ratio Disclosure
54	Pay Versus Performance
58	AUDIT COMMITTEE MATTERS
58	PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
58	Fiscal 2024 and Fiscal 2023 Audit Firm Fee Summary
59	Vote Required
59	Audit Committee Report
62	SHAREHOLDER PROPOSAL
62	PROPOSAL 4 — SHAREHOLDER PROPOSAL TO ADOPT A POLICY FOR AN INDEPENDENT BOARD CHAIR, IF PROPERLY PRESENTED
62	Shareholder Proposal and Supporting Statement
63	Board of Directors Statement in Opposition of Proposal 4
64	Vote Required
65	SHARE OWNERSHIP
65	Security Ownership of Certain Beneficial Owners and Management
66	Delinquent Section 16(a) Reports
67	ADDITIONAL INFORMATION
67	Questions and Answers about the Annual Meeting and Voting
72	2026 Shareholder Proposals
72	Delivery of Proxy Materials to Households
A-1	APPENDIX A — NON-GAAP FINANCIAL MEASURES

PROXY SUMMARY

This summary highlights certain information in this proxy statement. We recommend that you carefully review the entire proxy statement before voting.
2025 Annual Meeting of Shareholders
DATE AND TIME	LIVE WEBCAST	RECORD DATE
Thursday, May 22, 2025 11:30 a.m. Eastern Time	www.virtualshareholder meeting.com/FLO2025	March 18, 2025
VOTING MATTERS AND BOARD RECOMMENDATIONS
ITEMS OF BUSINESS		BOARD’S RECOMMENDATION	PAGE REFERENCE
1	Election of 11 Director-Nominees to Serve for One-Year Terms	FOR each Director-Nominee	6
2	Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation	FOR	30
3	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm	FOR	58
4	Shareholder Proposal to Adopt a Policy for an Independent Board Chair, if Properly Presented	AGAINST	62
HOW TO VOTE
We encourage you to vote your proxy by Internet, telephone, or mail prior to the meeting, even if you plan to attend the virtual annual meeting.
TELEPHONE	INTERNET	MAIL	AT THE MEETING
Call 24/7 1 (800) 690-6903 Vote up until 11:59 pm ET on May 21, 2025, or up until 11:59 pm ET on May 20, 2025, for shares held in the 401(k) Plan	Before the meeting, go to www.proxyvote.com Vote up until 11:59 pm ET on May 21, 2025, or up until 11:59 pm ET on May 20, 2025, for shares held in the 401(k) Plan	Mark, sign, and date your proxy card or voting instruction form and return it in the enclosed postage-paid envelope	During the meeting, go to www.virtualshareholder meeting.com/FLO2025
Have your proxy card or voting instruction form in hand and reference your individual control number when voting. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners may also attend and vote online during the annual meeting. We encourage you to vote your proxy by Internet, telephone, or mail prior to the meeting, even if you plan to attend the virtual annual meeting. If you are a participant in the 401(k) Plan, you may attend the annual meeting, but you will not be able to vote the shares held in the 401(k) Plan electronically during the annual meeting. You must vote in advance of the annual meeting online, by phone, or by mail.
We are providing the enclosed proxy materials to you in connection with the solicitation by the board of directors (the “board of directors” or the “board”) of the company of proxies to be voted at the annual meeting of shareholders to be held on Thursday, May 22, 2025 (the “annual meeting”). We began making these proxy materials available to our shareholders on or about April 8, 2025.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	1

PROXY SUMMARY
Business Highlights
OUR STRATEGIC PRIORITIES
DEVELOP OUR TEAM	FOCUS ON BRANDS	PRIORITIZE MARGINS	PURSUE SMART M&A
Invest in our team to drive portfolio optimization through brand growth, innovation, and enhanced capabilities	Pursue targeted innovation and marketing to enhance relevancy and opportunistically grow share	Orient asset base to higher margin products, reducing network complexity and enhancing profitability	Employ a disciplined approach to acquisitions designed to enhance our branded portfolio, improve our margin profile, and broaden our geographic reach
LONG-TERM GOALS
GROW NET SALES ANNUALLY BY	GROW ADJUSTED EBITDA ANNUALLY BY	GROW ADJUSTED EARNINGS PER SHARE ANNUALLY BY
1% to 2%	4% to 6%	7% to 9%
(excluding any future acquisitions)	(excluding any future acquisitions) The company defines EBITDA as earnings before interest, taxes, depreciation, and amortization.	(includes potential impact of future acquisitions and share repurchases)
FINANCIAL HIGHLIGHTS FROM THE 52-WEEK FISCAL 2024
NET SALES	DILUTED EARNINGS PER SHARE	ADJUSTED DILUTED EARNINGS PER SHARE*
$5.103B	$1.17	$1.28
NET INCOME	ADJUSTED NET INCOME*	ADJUSTED EBITDA*
$248.1M	$271.6M	$538.5M

*
Adjusted diluted earnings per share, adjusted net income, and adjusted EBITDA differ from the measures reported under U.S. generally accepted accounting principles (“GAAP”). See Appendix A for definitions and reconciliations of non-GAAP financial measures to the nearest financial measures reported under GAAP. Earnings are net income.

Corporate Responsibility

At Flowers Foods, we recognize our responsibility to uphold the company’s founding values, which for more than 100 years have centered on working ethically, responsibly, and with integrity. We actively seek opportunities to make a positive difference for our team, consumers, environment, and the communities we serve.
Our primary areas of focus are:

• climate/energy, logistics, water, and waste; • worker health and safety; • talent acquisition and management; • employee engagement and inclusion;	• food safety and quality; • health and wellness; and • charitable giving and volunteerism.
Under our Corporate Responsibility oversight structure, the board of directors retains ultimate oversight of the company’s Corporate Responsibility-related risks and priorities and delegates to its committees oversight of various Corporate Responsibility-related topics, as reflected in the committee charters.
In connection with our strong founding values, management  —  at the direction and subject to the oversight of our board of directors and its committees  —  oversees the prioritization of Corporate Responsibility topics that impact our business and stakeholders and the focus of our Corporate Responsibility strategy and reporting.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	2

PROXY SUMMARY
For more information relating to Corporate Oversight, please see “Corporate Governance and Board Matters  —  Corporate Responsibility Oversight.”
CORPORATE GOVERNANCE HIGHLIGHTS
INDEPENDENCE	• 10 of 11 director-nominees are independent • Independent presiding director • Fully independent board committees
BOARD ACCOUNTABILITY	• Annual election of directors • Majority voting standard in uncontested election of directors • Shareholder ability to act by written consent and call special meeting
BOARD EVALUATION AND EFFECTIVENESS	• Annual board and committee self-evaluation • Annual independent director evaluation of the CEO
BOARD REFRESHMENT
•
Balance of new and longer-tenured directors, with tenure of independent director-nominees averaging 8.9 years

•
Added 5 new independent directors since the beginning of 2020

•
Average age of independent director-nominees is 65.1 years

DIRECTOR ENGAGEMENT	• Corporate governance guidelines limit director membership on other public company boards • Shareholder ability to contact directors
DIRECTOR ACCESS
•
Significant interaction with senior management team through regular business reviews and board presentations

•
Directors have access to senior management and other employees

•
Directors have the ability to hire outside experts and consultants as they deem necessary

CLAWBACK AND ANTI-HEDGING POLICIES	• Multiple clawback policies for incentive compensation • Anti-hedging policy for executives and outside directors
SHARE OWNERSHIP
•
Robust stock ownership guidelines for directors and executive officers

•
CEO required to hold shares equivalent to 6x base salary

•
Other executive officers are required to hold shares equivalent to 3x to 1x base salary based on salary grade

•
Non-employee directors required to hold shares equivalent to 6x the annual board retainer

Director-Nominees
DIRECTOR REFRESHMENT
We have added 5 new directors to our board since 2020. Our director-nominees bring a mix of fresh perspectives and deep understanding of the company and industry.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	3

PROXY SUMMARY
				CURRENT STANDING COMMITTEES
NAME AND PRINCIPAL OCCUPATION	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	COMPENSATION AND HUMAN CAPITAL	FINANCE	NOMINATING/ CORPORATE GOVERNANCE
A. Ryals McMullian Chairman and Chief Executive Officer of Flowers Foods, Inc.	55	2019
Edward J. Casey, Jr. Avenu Insights & Analytics LLC Board Member	67	2020
Thomas C. Chubb, III Chairman, Chief Executive Officer and President of Oxford Industries, Inc.	61	2020
George E. Deese Retired Chairman and Chief Executive Officer of Flowers Foods, Inc.	79	2004
Rhonda O. Gass Vice President and Chief Information Officer of Stanley Black & Decker, Inc.	61	2016
Brigitte H. King Global Chief Digital Officer of Colgate-Palmolive Company	55	2023
Margaret G. Lewis Former President of Hospital Corporation of America’s Capital Division	71	2014
W. Jameson McFadden CEO and Senior Portfolio Manager of Wellington Shields & Co.	43	2021
Joanne D. Smith Retired Executive Vice President & Chief People Officer of Delta Air Lines, Inc.	66	2023
James T. Spear Retired Executive Vice President and Chief Financial Officer of Cadence Health	70	2015
Melvin T. Stith, Ph.D. Former Interim President, Norfolk State University; Dean Emeritus, Whitman School of Management, Syracuse University	78	2004
Independent Presiding Director	Committee Chair	Committee Member	Audit Committee Financial Expert
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	4

PROXY SUMMARY
2024 Executive Compensation
SUMMARY OF OUR COMPENSATION PRACTICES
PRACTICES WE HAVE ADOPTED	PRACTICES WE DO NOT ENGAGE IN

Pay evaluated with reference to a reasonable range around the size-adjusted 50th percentile of market data

Long-term incentives that are primarily performance-based for named executive officers (each a “Named Executive”)

Multiple performance measures used in incentive plans

Capped incentive payouts
Clawback policies
Stock ownership guidelines for executives and outside directors and share retention requirements for executives
Moderate change of control severance arrangements

Double-trigger equity vesting upon a change of control
Annual review of tally sheets by the compensation and human capital committee
Incentives that are risk-mitigated through plan design and administration

Compensation and human capital committee comprised solely of independent directors

Independent compensation consultant who reports directly to the compensation and human capital committee

Anti-hedging policy for executives and outside directors

Employment agreements

Dividend equivalents on unearned performance-based restricted stock units
Income tax gross-ups

Excise tax gross-ups on change of control severance
Backdating or repricing of stock options

Pension credited service for years not worked
Significant employee/director perquisites

MIX OF COMPENSATION OPPORTUNITY
The objectives of our executive compensation program are accomplished through a balance of pay components that are competitive with market practice and place considerable emphasis on performance-based compensation. The information below should be read in connection with the explanatory information under “Executive Compensation — Compensation Discussion and Analysis — Mix of Compensation Opportunity,” and is qualified in its entirety by reference to such information.
*
Amounts in the pie charts above were determined based on year-end base salary rate, target annual incentive award value annualized based on the target annual incentive percentage opportunity as of year-end, and target long-term incentive award value. Certain amounts may not add up to 100% due to rounding.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	5

CORPORATE GOVERNANCE
AND BOARD MATTERS

PROPOSAL 1 — ELECTION OF 11 DIRECTOR-NOMINEES TO SERVE FOR ONE-YEAR TERMS
The following nominees are proposed for election as directors to serve until the 2025 annual meeting of shareholders:
• A. Ryals McMullian • Edward J. Casey, Jr. • Thomas C. Chubb, III • George E. Deese	• Rhonda O. Gass • Brigitte H. King • Margaret G. Lewis • W. Jameson McFadden	• Joanne D. Smith • James T. Spear • Melvin T. Stith, Ph.D.
Unless instructed otherwise, the proxies will be voted for the election of the director-nominees named above, each to hold office for a one-year term expiring at the next annual meeting of shareholders or until their successors have been elected and qualified. Each nominee has agreed to serve, if elected. If any nominee is unable to serve, proxies may be voted for a substitute nominee selected by the board of directors. However, the board of directors has no reason to believe that any nominee will not be able to serve if elected.
Vote Required
Each of the 11 nominees for director who receive a majority of the votes cast at the annual meeting will be elected (meaning the number of shares voted “FOR” a director-nominee must exceed the number of shares voted “AGAINST” that director-nominee), subject to the board of directors’ existing policy regarding resignations by directors who do not receive a majority of “FOR” votes, which is described in our corporate governance guidelines.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE-NAMED DIRECTOR-NOMINEES.
Skills and Experience of Our Director-Nominees
The nominating/corporate governance committee works with the board of directors to determine the appropriate mix of skills, qualifications and experience of board members that can be leveraged for the benefit of the company and its shareholders. The board of directors seeks to collectively hold a broad range of professional and educational backgrounds to maintain a board that is strong in its collective knowledge. While the board of directors considers deep and varied experience to be a strength of the board, we consider the following skills and experiences to be particularly valuable to support the oversight and execution of our corporate strategy and fulfill board duties and responsibilities:
• Executive Leadership • Food or Consumer Products Industry • Accounting & Finance • M&A • Public Company Board / Corporate Governance	• Brand Management & Sales • Innovation & Technology • Human Capital Management • Investor Relations
The following matrix summarizes the key skills and experience that our director-nominees bring to the board of directors. This matrix is a high-level summary of particularly notable areas of expertise and does not represent an exhaustive list of skills and experiences of our director-nominees or qualifications considered by the nominating/corporate governance committee.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	6

CORPORATE GOVERNANCE AND BOARD MATTERS
SKILLS AND EXPERIENCE	MCMULLIAN	CASEY	CHUBB	DEESE	GASS	KING	LEWIS	MCFADDEN	SMITH	SPEAR	STITH
EXECUTIVE LEADERSHIP Experience as a c-suite level executive of a public or large private company or division.
FOOD OR CONSUMER PRODUCTS INDUSTRY Experience in the food or consumer products industry or retail.
ACCOUNTING & FINANCE Experience in accounting, financial reporting, corporate finance and/or capital markets, including individuals that qualify as an SEC “audit committee financial expert.”
M&A Experience sourcing, negotiating and integrating complex strategic transactions, including mergers, acquisitions and divestitures.
PUBLIC COMPANY BOARD/ CORPORATE GOVERNANCE Experience as a director of a U.S.-based public company or as a corporate governance advisor.
BRAND MANAGEMENT & SALES Experience in brand management, marketing, e-commerce or sales.
INNOVATION & TECHNOLOGY Experience in product development, innovation, cybersecurity and/or implementing new technologies to drive efficiencies and deliver commercial advantage.

HUMAN CAPITAL MANAGEMENT
Experience in human capital management, including matters such as talent acquisition, development and retention, labor relations, HR processes, and/or employee engagement and inclusion.

INVESTOR RELATIONS
Experience in managing communications between the company and its investors, the financial community, and other stakeholders, aligning company and investor objectives, and understanding/anticipating investor concerns and perspectives.

Director-Nominee Mix
Our director-nominees bring a mix of fresh perspectives and deep understanding of the company and industry to the board of directors, with five of our director-nominees having a tenure on our board of less than five years. Additionally, 10 of our 11 director-nominees are independent.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	7

CORPORATE GOVERNANCE AND BOARD MATTERS
Director-Nominees
The board of directors currently consists of 12 directors whose terms expire at the annual meeting. Mr. Wood is not standing for re-election and will retire from the board of directors upon the expiration of his current term at the annual meeting, at which time the size of the board of directors will be reduced from 12 to 11 members. The company would like to express its genuine gratitude for Mr. Wood’s service to the company and its shareholders.
Mr. Wood currently serves as the chair of the board’s finance committee and as a member of the board’s audit committee. In connection with Mr. Wood’s retirement, the board of directors appointed (1) Edward J. Casey, Jr. to serve as the chair of the board’s finance committee and as a member of the board’s audit committee and (2) Joanne D. Smith to serve as a member of the board’s compensation and human capital committee and nominating/corporate governance committee, in each case effective immediately following the annual meeting and in lieu of his or her current committee roles.
Based on the recommendation of the nominating/corporate governance committee, the board has nominated 11 current directors for election at the annual meeting. Each of the director-nominees was elected by shareholders at the 2024 annual meeting of shareholders. The following biographies provide information on each of our director-nominees, including professional experience, highlights and qualifications, and other public board service.
A. RYALS MCMULLIAN	CHAIRMAN
Chairman and Chief Executive Officer of Flowers Foods, Inc. Age 55 Director since 2019 Board Committees • None
Professional Experience
Flowers Foods, Inc.
•
Chairman and Chief Executive Officer (May 2023 – present)

•
President and Chief Executive Officer (May 2019 – May 2023)

•
Chief Operating Officer (June 2018 – May 2019)

•
Chief Strategy Officer (May 2017 – June 2018)

•
Vice President of M&A and Deputy General Counsel (2015 – 2017)

•
Various legal roles (2003 – 2015)

Other Public Boards
None
Key Qualifications & Skills Executive Leadership Food or Consumer Products Industry M&A Public Company Board/Corporate Governance Brand Management & Sales Investor Relations

Director Highlights & Qualifications
As our chairman and chief executive officer, Mr. McMullian provides the board with strategic and operational leadership experience and critical perspective on the company and industry. Mr. McMullian has extensive M&A experience and led the acquisition of two of the company’s top brands, Dave’s Killer Bread and Canyon Bakehouse. Additionally, Mr. McMullian provides key insights on corporate governance and the legal and regulatory environment in which we operate, gained through his previous roles in the company’s legal department and at Jones Day, a global law firm.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	8

CORPORATE GOVERNANCE AND BOARD MATTERS
THOMAS C. CHUBB, III	INDEPENDENT PRESIDING DIRECTOR

Chairman, Chief Executive Officer and President of Oxford Industries, Inc.
Age 61
Director since 2020
Board Committees
•
Compensation and Human Capital Committee

•
Nominating/Corporate Governance Committee (Chair)

Professional Experience
Oxford Industries, Inc.
•
Chairman, Chief Executive Officer and President (2015 – present)

•
Chief Executive Officer and President(2013 – 2015)

•
President (2009 – 2013)

•
Executive Vice President (2004 – 2009)

•
Vice President, General Counsel, and Secretary (1999 – 2004)

•
Various roles (1988 – 1999)

Other Public Boards
Oxford Industries, Inc. (NYSE) (2012 – present; Chairman since 2015)
Key Experience & Skills Executive Leadership Food or Consumer Products Industry Accounting & Finance M&A Public Company Board/Corporate Governance Brand Management & Sales Human Capital Management

Director Highlights & Qualifications
Our board benefits from Mr. Chubb’s significant public company leadership experience in the consumer products space, including his experience in leading Oxford Industries, Inc. through its transformation from a domestic private label manufacturing company into a leading branded lifestyle apparel company. Mr. Chubb also provides key insights on M&A, corporate governance, sales and brand management, and human capital management from his various roles and more than three decades of service at Oxford Industries.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	9

CORPORATE GOVERNANCE AND BOARD MATTERS
EDWARD J. CASEY, JR.	INDEPENDENT DIRECTOR
Avenu Insights & Analytics LLC Board Member Age 67 Director since 2020 Board Committees • Compensation and Human Capital Committee • Nominating/Corporate Governance Committee
Professional Experience
Avenu Insights & Analytics LLC
•
Member of the Board of Directors (July 2024 – present)

J&J Worldwide Services, Inc.
•
Former Executive Chairman of the Board of Directors (March 2022 – February 2024)

IDEMIA
•
Chief Executive Officer of North American business (January 2018 – February 2021)

Secro Group plc
•
Acting Chief Executive Officer and Chief Operating Officer (2013 – 2017)

•
Chairman and Chief Executive Officer of North American business (2005 – 2013)

Other Public Boards
Talen Energy (NYSE) (2015 – 2016)
Serco Group plc (LSE) (2013 – 2017)
Key Experience & Skills Executive Leadership Accounting & Finance M&A Public Company Board/Corporate Governance Innovation & Technology Human Capital Management

Director Highlights & Qualifications
Mr. Casey brings significant executive leadership and public company experience to the board of directors based on various c-suite leadership roles and service on other public company boards, including his previous role as Executive Chairman of J&J Worldwide Services, Inc., a provider of mission essential support services to US DOD military bases and other governmental facilities, which was acquired by CBRE Group in February 2024. Additionally, he contributes valuable insights gained from his experience in the technology industry as chief executive officer of IDEMIA North America, a global leader in identity and digital security technologies, and as a director of Avenu Insights & Analytics LLC, an analytics and administrative solutions provider, and Tyto Athene, LLC, a provider of IT modernization services.

GEORGE E. DEESE	INDEPENDENT DIRECTOR
Retired Chairman and Chief Executive Officer of Flowers Foods, Inc. Age 79 Director since 2004 Board Committees • None
Professional Experience
Flowers Foods, Inc.
•
Non-Executive Chairman (January 2015 – May 2023)

•
Executive Chairman (May 2013 – December 2014)

•
Chief Executive Officer (January 2004 – May 2013)

•
President and Chief Operating Officer (May 2002 – January 2004)

•
President and Chief Operating Officer of Flowers Bakeries (1983 – May 2002)

Other Public Boards
None
Key Experience & Skills Executive Leadership Food or Consumer Products Industry M&A Brand Management & Sales

Director Highlights & Qualifications
Mr. Deese brings extensive operational, food industry and M&A experience to the board of directors from his more than 50-year career with the company and leadership positions with industry groups, including the Grocery Manufacturers of America, American Bakers Association and Quality Bakers of America. During his tenure as chief executive officer and executive chairman of the company, Mr. Deese drove significant revenue growth and shareholder value, primarily through M&A, geographic expansion and the development and growth of the Nature’s Own brand.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	10

CORPORATE GOVERNANCE AND BOARD MATTERS
RHONDA O. GASS	INDEPENDENT DIRECTOR
Vice President and Chief Information Officer of Stanley Black & Decker, Inc. Age 61 Director since 2016 Board Committees • Audit Committee • Finance Committee
Professional Experience
Stanley Black & Decker, Inc.
•
Vice President and Chief Information Officer (2012 – present)

Dell (2001 – 2012)
•
Vice President of Strategy, Technology, and Governance

•
Various positions of increasing scope and responsibility

Other Public Boards
W.P. Carey Inc. (NYSE) (March 2024 – present)
Key Experience & Skills Executive Leadership Food or Consumer Products Industry Public Company Board/Corporate Governance Innovation & Technology

Director Highlights & Qualifications
As the chief information officer for Stanley Black & Decker, Inc., a manufacturer of industrial tools and household hardware, Ms. Gass brings valuable information technology expertise and strong leadership and transformation experience to the board of directors. In her current role, Ms. Gass is responsible for comprehensive and cross-business unit IT strategy, delivery and support, and security infrastructure, and also leads functional transformation activities, focusing on effectiveness and efficiency. Ms. Gass also provides the board with insights on the consumer products industry gained from her time at Stanley Black & Decker.

BRIGITTE H. KING	INDEPENDENT DIRECTOR
Global Chief Digital Officer of Colgate-Palmolive Company Age 55 Director since 2023 Board Committees • Audit Committee • Finance Committee
Professional Experience
Colgate-Palmolive Company
•
Global Chief Digital Officer (May 2020 – present)

PVH Corp.
•
Chief Consumer Officer/EVP Digital Commerce (April 2019 – May 2020)

L’Oreal
•
Chief Consumer Officer (July 2017 – March 2019)

•
Various consumer marketing management roles

Other Public Boards
None
Key Experience & Skills Executive Leadership Food or Consumer Products Industry Brand Management & Sales

Director Highlights & Qualifications
Ms. King brings strong consumer products industry experience to the board of directors from her work across multiple consumer products companies, including Colgate-Palmolive Company, PVH Corp., and L’Oreal. She also provides the board with valuable insights from her senior roles in various areas of brand management, including product insights, innovation, marketing, media, digital and ecommerce.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	11

CORPORATE GOVERNANCE AND BOARD MATTERS
MARGARET G. LEWIS	INDEPENDENT DIRECTOR

Former President of Hospital Corporation
of America’s Capital Division
Age 71
Director since 2014
Board Committees
•
Compensation and Human Capital Committee (Chair)

•
Nominating/Corporate Governance Committee

Professional Experience
HCA Healthcare (1976 – 2013)
•
President of Capital Division (2004 – 2013)

•
Chief Executive Officer of CJW Medical Center (2001 – 2004)

•
Chief Operating Officer of CJW Medical Center

•
Chief Nursing Officer of Richmond Division

•
Various positions in nursing management and quality management

Other Public Boards
W.P. Carey Inc. (NYSE) (2017 – present; Chair of Nominating & Corporate Governance Committee)
Key Experience & Skills Executive Leadership Public Company Board/Corporate Governance Human Capital Management

Director Highlights & Qualifications
Ms. Lewis brings valuable insights to our board based on her executive leadership experience and her service on other public company boards. Ms. Lewis has extensive experience in executive decision-making and human capital management, gained through various leadership roles at HCA Healthcare.

W. JAMESON MCFADDEN	INDEPENDENT DIRECTOR
Chief Executive Officer and Senior Portfolio Manager of Wellington Shields & Co. Age 43 Director since 2021 Board Committees • Audit Committee • Finance Committee
Professional Experience
Wellington Shields & Co.
•
Chief Executive Officer and Senior Portfolio Manager (January 2023 – present)

•
President and Senior Portfolio Manager (January 2017 – December 2022)

•
Research Analyst
(2006 – 2017)

Blue Quail Wines
•
Director of Sales and Marketing (2010 – present)

Other Public Boards
None
Key Experience & Skills Executive Leadership Food or Consumer Products Industry Accounting & Finance Brand Management & Sales

Director Highlights & Qualifications
As chief executive officer of Wellington Shields & Co., a dual-registered broker dealer and investment advisor with over $3 billion in assets under management, Mr. McFadden brings executive experience and financial and capital markets expertise to the board of directors. He also provides valuable insights on sales and brand management in the food and beverage industry based on his experience as head of sales and distribution for Blue Quail wine, a California winery.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	12

CORPORATE GOVERNANCE AND BOARD MATTERS
JOANNE D. SMITH		INDEPENDENT DIRECTOR
Retired Executive Vice President & Chief People Officer of Delta Air Lines, Inc. Age 66 Director since 2023 Board Committees • Audit Committee • Finance Committee	Professional Experience Delta Air Lines, Inc. • Executive Vice President & Chief People Officer (2014 – 2024) • Various product development and marketing roles Other Public Boards None	Key Experience & Skills Executive Leadership Brand Management & Sales Human Capital Management

Director Highlights & Qualifications
As the former executive vice president and chief people officer of Delta Air Lines, Inc., an international airline company, where she oversaw talent management and development, recruitment, HR service delivery, and HR policies and programs, Ms. Smith brings valuable human capital management experience to the board of directors. Additionally, Ms. Smith provides the board with extensive brand management and sales experience gained through senior level sales and marketing roles throughout her career.

JAMES T. SPEAR	INDEPENDENT DIRECTOR
Retired Executive Vice President and Chief Financial Officer of Cadence Health Age 70 Director since 2015 Board Committees • Audit Committee (Chair) • Finance Committee
Professional Experience
Self-Employed Independent Advisor (2012 – 2022)
Cadence Health
•
Executive Vice President & Chief Financial Officer (2006 – 2012)

Keebler Foods Company
•
Vice President Finance (1992 – 2001)

Other Public Boards
None
Key Experience & Skills Executive Leadership Food or Consumer Products Industry Accounting & Finance M&A Investor Relations

Director Highlights & Qualifications
As a former CPA and CMA, Mr. Spear brings critical finance and accounting expertise to the board of directors. Mr. Spear also contributes substantial market facing, capital markets, M&A and food industry experience, gained through service in senior financial roles, including at Keebler Foods and Cadence Health. While at Keebler, Mr. Spear was part of the executive team that led a significant turn-around, completed an IPO, and operated the company until its acquisition by Kellogg. Mr. Spear also provides valuable insights on compliance and risk oversight from his experience as an independent advisor and his service on various private company and non-profit boards.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	13

CORPORATE GOVERNANCE AND BOARD MATTERS
MELVIN T. STITH, PH.D.	INDEPENDENT DIRECTOR

Former Interim President, Norfolk State University; Dean Emeritus, Whitman School of Management, Syracuse University
Age 78
Director since 2004
Board Committees
•
Compensation and Human Capital Committee

•
Nominating/Corporate Governance Committee

Professional Experience
Norfolk State University
•
Interim President (2018 – 2019)

Syracuse University, Whitman School of Management
•
Dean Emeritus

•
Dean (2005 – 2013)

•
Professor of Marketing (2013 – 2015)

Florida State University (1985 – 2004)
•
Dean, College of Business

•
Jim Moran Professor of Business Administration

•
Chair, Department of Marketing

Other Public Boards
Aflac Incorporated (NYSE) (2012 – 2022)
Synovus Financial Corp. (NYSE) (1998 – 2019)
Keebler Foods Company (NYSE) (1999 – 2001)
Key Experience & Skills Public Company Board/Corporate Governance Brand Management & Sales Human Capital Management

Director Highlights & Qualifications
Dr. Stith brings significant sales and brand management experience to the board of directors, gained through his career in marketing education. Dr. Stith also provides the board with a broad understanding of corporate governance issues from his board service to other public companies. Additionally, Dr. Stith brings a unique academic perspective to the board of directors.

Director Independence
Pursuant to our corporate governance guidelines, the nominating/corporate governance committee is responsible for conducting an annual evaluation of whether each director qualifies as independent under applicable standards and for presenting its recommendation to the board of directors. Based on this recommendation and any other facts and circumstances the board of directors deems appropriate, the board of directors is responsible for annually affirmatively determining and identifying which directors qualify as independent. During this review, transactions, relationships, and arrangements among each director and director-nominee or any member of his or her immediate family and the company are considered, including, among others, all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships and those reported in this proxy statement under “Corporate Governance and Board Matters — Transactions with Management and Others.” In addition, transactions relationships, and arrangements among directors or director-nominees or their affiliates and members of senior management and their affiliates are examined.
The purpose of this annual review is to determine whether each director and director-nominee meets the applicable criteria for independence in accordance with the SEC rules and regulations, New York Stock Exchange (“NYSE”) rules and our corporate governance guidelines. Only those directors who meet the applicable criteria for independence and who the board of directors affirmatively determines to have no direct or indirect material relationship with the company are considered independent directors.
The nominating/corporate governance committee and the board of directors conducted the required annual independence review in February 2025.
Upon the recommendation of the nominating/corporate governance committee, the board of directors affirmatively determined that each of our directors and director-nominees (other than Mr. McMullian) is independent of the company and its management as required by the SEC rules and regulations, NYSE rules and our corporate governance guidelines. Messrs. Casey, Chubb, Deese, McFadden, Spear, and Wood, Dr. Stith and Mses. Gass, King, Lewis and Smith are independent directors. Mr. McMullian is a non-independent, inside director because he is currently the chief executive officer of the company. In determining the independence of Mr. Deese, the board of directors considered the employment by the company of a member of his family and concluded that Mr. Deese did not have a director or indirect material interest in such employment relationship. Each director abstained from voting on his or her own independence.
Additional guidelines apply to the members of the compensation and human capital committee and audit committee under the SEC rules and regulations and NYSE rules.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	14

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Overview
We believe that good corporate governance is essential to the effective management of the company for the long-term benefit of our shareholders. We routinely review our corporate governance policies and practices in light of the legal and regulatory environment, the policies and practices of other publicly-held companies, and input from investors, governance advisors, and other stakeholders.
You can access the full text of our corporate governance documents, including our Corporate Governance Guidelines, board committee charters, Stock Ownership Guidelines, and Flowers Foods, Inc. Code of Conduct on our website at www.flowersfoods.com by clicking on the “INVESTORS” tab and selecting “CORPORATE GOVERNANCE.”
GOVERNANCE DOCUMENTS AND POLICIES AVAILABLE ON OUR WEBSITE
• Audit Committee Charter	• Political Contribution and Activity Policy
• Compensation and Human Capital Committee Charter	• Flowers Foods Code of Conduct
• Finance Committee Charter	• Animal Welfare Commitment
• Nominating/Corporate Governance Committee Charter	• Stock Ownership Guidelines
• Corporate Governance Guidelines
YOU CAN ALSO RECEIVE A COPY OF THESE DOCUMENTS BY WRITING TO:
Flowers Foods, Inc. Attention: Legal Department 1919 Flowers Circle Thomasville, Georgia 31757

Some highlights of our corporate governance framework include:
CORPORATE GOVERNANCE HIGHLIGHTS

10 out of 11 director-nominees are independent

Annual election of directors
Majority voting standard in uncontested director elections
Independent presiding director

Independent directors regularly meet in executive session
Fully independent board committees

“Overboarding” limits
Robust stock ownership guidelines for non-employee directors and executive officers

Multiple clawback policies that require or allow for recoupment of incentives in certain situations

Shareholder ability to act by written consent and call a special meeting

Annual shareholder ratification of independent auditors

Board orientation and continuing education program for directors

Annual board and committee self-evaluations

Annual independent director evaluation of the CEO
Anti-hedging policy for executives and outside directors

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	15

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Leadership Structure
The board of director’s current leadership structure consists of a chairman and an independent presiding director.
A. RYALS MCMULLIAN CHAIRMAN	THOMAS C. CHUBB, III INDEPENDENT PRESIDING DIRECTOR
The chairman: Provides overall leadership Presides over meetings of the board Sets strategic priorities for the board Serves as the liaison between the board of directors and management
The independent presiding director:
Presides over executive sessions in which non-independent directors and other members of management do not participate
Serves as the liaison between the chairman and the independent, non-management directors of the company

Approves information sent by the company to directors

Reviews and approves meeting agendas and schedules for the board of directors
Calls meetings of the independent, non-management directors

Is available for consultation and director communication with shareholders

In 2023, the board of directors combined the roles of chairman and chief executive officer and elected Mr. McMullian to the role of chairman, effective immediately following the 2023 annual meeting of shareholders. In making the decision to combine the roles of chairman and chief executive officer, the board considered a variety of factors, including:
•
our business needs and strategic priorities,

•
the composition of the board,

•
the independent committee composition and leadership,

•
the meaningful responsibilities of the independent presiding director, and

•
corporate governance trends in our industry.

The board of directors annually reviews its leadership structure to ensure that it remains the optimal structure for the company and its shareholders. The board continues to believe that it is in the best interests of the company and its shareholders for Mr. McMullian to serve as both chairman and chief executive officer. Combining these roles enables Mr. McMullian to leverage his strong leadership and deep understanding of the company and its operations to effectively execute our strategic initiatives and serve as a bridge between the board of directors and management.
Pursuant to our corporate governance guidelines, the board of directors established the role of independent presiding director. In 2023, the board elected Mr. Chubb to serve as independent presiding director, effective immediately following the 2023 annual meeting of shareholders. As independent presiding director, Mr. Chubb has significant authority, including the responsibilities listed above. Additionally, we have four board committees with significant oversight responsibility, each of which are led by, and comprised entirely of, independent directors.

With a supermajority of independent directors, committees comprised entirely of independent directors, and an independent presiding director to oversee all meetings of the independent directors, the board of directors believes its leadership structure best serves the long-term interests of the company and its shareholders by providing an appropriate balance between effective independent oversight and consistent leadership to drive execution of our corporate strategy.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	16

CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nomination Process
The nominating/corporate governance committee is responsible for evaluating the qualifications of director candidates and recommending director-nominees for approval by our board of directors.
IDENTIFYING NEW CANDIDATES
The nominating/corporate governance committee considers director candidates recommended by its members and other directors, as well as management and shareholders. From time to time, the nominating/corporate governance committee may retain a third-party search firm to identify potential director candidates. When engaged, with guidance as to the skills, qualifications, and experience that the nominating/corporate governance committee is seeking, the search firm identifies potential candidates for the nominating/corporate governance committee’s consideration.
A shareholder who wishes to recommend a prospective director-nominee for the nominating/corporate governance committee’s consideration should submit the candidate’s name and qualifications to:
Flowers Foods, Inc. Attention: Chief Legal Counsel 1919 Flowers Circle Thomasville, Georgia 31757

The nominating/corporate governance committee will also consider whether to recommend for nomination any person identified by a shareholder pursuant to the provisions of our bylaws relating to shareholder nominations. See “Additional Information — 2026 Shareholder Proposals” in this proxy statement. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominees of the nominating/corporate governance committee.
REVIEWING CANDIDATES
The nominating/corporate governance committee does not have specific minimum qualifications that a candidate must meet to be eligible for election to the board. The nominating/corporate governance committee reviews the skills, qualifications and experience of each director-nominee, including incumbent directors. This assessment generally includes a review of the nominee’s judgment, independence, relevant subject matter expertise, integrity, experience with businesses or other organizations of comparable size or industry and any other factors deemed relevant to the current needs of the board of directors, including, among other things, personal and professional experience, viewpoints, or other demographics. The nominating/corporate governance committee will also consider the assessment of any search firm it has retained and the background information such firm provides on any person it recommends for consideration.
The nominating/corporate governance committee will make a preliminary review of a prospective candidate’s background, career experience, and qualifications based on available information to consider whether an individual’s mix of skills, experience, and qualifications would complement the existing board as a whole. If a consensus is reached by the nominating/corporate governance committee that a particular candidate would likely contribute positively to the board’s mix of skills, experiences, and qualifications, the nominating/corporate governance committee will conduct interviews with the candidate and may invite other board members or members of management to interview the candidate to assess the candidate’s overall qualifications. The nominating/corporate governance committee will consider the candidate against the criteria it has adopted in the context of the board’s then current composition and the needs of the board and its committees and make a recommendation to the board as to whether the candidate should be nominated for election. This evaluation procedure is the same for all candidates, including director candidates identified by shareholders.
DIRECTOR RECRUITMENT PROCESS
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	17

CORPORATE GOVERNANCE AND BOARD MATTERS
Annual Board and Committee Evaluation Process
	PERFORMED BY	ANNUAL PROCESS	RESULTS
BOARD EVALUATIONS	All directors
Board Self-Evaluation
Board members complete a board self-evaluation, which:
•
provides for quantitative ratings of board effectiveness and the operation of the board, and

•
seeks subjective feedback on all topics covered and areas of board focus

•
The independent presiding director reviews the results

•
The independent presiding director discusses a summary of the results with the full board, and enhancements are implemented as appropriate

COMMITTEE EVALUATIONS	All members of each committee
Committee Self-Evaluation
Committee members complete committee self-evaluations, which:
•
provide for quantitative ratings of committee effectiveness and the operation of each committee, and

•
seek subjective feedback on all topics covered and opportunities for improvement

•
Each committee chair and the independent presiding director reviews the results

•
Each committee chair discusses a summary of the results with the committee

•
The committee chairs report the results of the committee discussions to the full board

Risk Management Oversight
The board of directors is actively involved in oversight of risks that could affect the company. This oversight is conducted primarily through the audit committee, as described below and in the audit committee charter, but the full board of directors has retained responsibility for general oversight of risks. Specifically, the board of directors is responsible for overseeing, reviewing and monitoring the company’s key risks, and each board committee is responsible for the oversight of specific risk areas relevant to its purpose as provided in the committee charters. The risk oversight responsibility of the board of directors and its committees is enabled by an enterprise risk management (“ERM”) model and process implemented by management that is designed to identify, assess, manage, and mitigate risks. The board of directors satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports to the board of directors directly from management responsible for oversight of particular risks within the company. In addition, each board committee is responsible for the oversight of specific risks, as described above and in each committee’s charter. The company believes that the board’s leadership structure, discussed in detail above, supports the risk oversight function of the board of directors. Strong independent directors chair the various board committees involved with risk oversight, there is open communication between management and directors regarding material risks, and all directors are actively involved in the risk oversight function.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	18

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Responsibility Oversight
Under our Corporate Responsibility oversight structure, the board of directors retains ultimate oversight of the company’s Corporate Responsibility-related risks and priorities and delegates to the committees oversight of various Corporate Responsibility-related topics, as reflected in the committee charters.
In connection with our strong founding values, management — at the direction and subject to the oversight of our board of directors and its committees — oversees the prioritization of Corporate Responsibility topics that impact our business and stakeholders and the focus of our Corporate Responsibility strategy and reporting. Additionally, our Corporate Responsibility governance framework includes a Corporate Responsibility Executive Committee and Corporate Responsibility Steering Committee as illustrated below.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	19

CORPORATE GOVERNANCE AND BOARD MATTERS
Shareholder Engagement
We believe good corporate governance includes engaging with our shareholders to learn about the issues that matter most to them. Additionally, we strive to help shareholders understand our strategy and have context around our financial results. The board of directors oversees our shareholder engagement strategy, and our investor relations team and senior executives conduct investor outreach throughout the year. Additionally, our independent presiding director participates in meetings with shareholders when appropriate. Our engagement activities provide us with the opportunity to better understand our shareholders’ priorities and perspectives and to seek shareholder insights.
The Board and Its Committees
In accordance with the company’s amended and restated bylaws (the “bylaws”), the board of directors has set the current number of directors at 12. Mr. Wood is not standing for re-election and will retire from the board of directors at the annual meeting. Pursuant to the bylaws and action by the board of directors, the size of the board of directors will be reduced from 12 to 11 members immediately following the annual meeting. Mr. Wood currently serves as the chair of the board’s finance committee and as a member of the board’s audit committee. In connection with Mr. Wood’s retirement, the board of directors appointed (1) Edward J. Casey, Jr. to serve as the chair of the board’s finance committee and as a member of the board’s audit committee and (2) Joanne D. Smith to serve as a member of the board’s compensation and human capital committee and nominating/corporate governance committee, in each case effective immediately following the annual meeting and in lieu of his or her current committee roles.
The board of directors held eight meetings in fiscal 2024, and no incumbent director attended fewer than 75% of the aggregate of:
•
the total number of meetings of the board of directors held during the period for which he or she has been a director; and

•
the total number of committee meetings held by all committees of the board of directors on which he or she served during the periods that he or she served.

The board of directors has established four standing committees: an audit committee, a nominating/corporate governance committee, a compensation and human capital committee and a finance committee. The board of directors has adopted a written charter for each of these committees, all of which are available on the company’s website at www.flowersfoods.com by clicking on the “INVESTORS” tab and selecting “CORPORATE GOVERNANCE.” The following table describes the current committee composition and the number of meetings held during fiscal 2024:
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	20

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR	INDEPENDENT	AUDIT COMMITTEE	COMPENSATION AND HUMAN CAPITAL COMMITTEE	FINANCE COMMITTEE	NOMINATING/ CORPORATE GOVERNANCE COMMITTEE
A. Ryals McMullian
Edward J. Casey, Jr.
Thomas C. Chubb, III
George E. Deese
Rhonda O. Gass
Brigitte H. King
Margaret G. Lewis
W. Jameson McFadden
Joanne D. Smith
James T. Spear
Melvin T. Stith, Ph.D.
C. Martin Wood III
# Meetings in 2024		8	4	4	5
Independent Presiding Director	Committee Chair	Committee Member	Audit Committee Financial Expert
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	21

CORPORATE GOVERNANCE AND BOARD MATTERS
AUDIT COMMITTEE

JAMES T. SPEAR, CHAIR	RHONDA O. GASS	BRIGITTE H. KING	W. JAMESON MCFADDEN	JOANNE D. SMITH	C. MARTIN WOOD III

Qualifications
•
The board of directors has determined that all audit committee members are “independent” under the SEC rules and regulations, NYSE rules and our corporate governance guidelines.

•
The board of directors has determined that Mr. Spear and Mr. Wood are audit committee financial experts as defined by the SEC.

•
Each member of the audit committee is financially literate, knowledgeable and qualified to review financial statements.

Audit Committee Report
See page 59
Charter
The audit committee charter is available on our website at investors.flowersfoods.com/corporate-governance/governance-documents

Key Responsibilities
Under the terms of its charter, the audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to:
•
the integrity of our financial statements;

•
our compliance with legal and regulatory requirements;

•
the independent registered public accounting firm’s qualifications and independence; and

•
the performance of the company’s internal audit function and the independent registered public accounting firm.

The audit committee’s duties and responsibilities include:
•
overseeing of our financial reporting process on behalf of the board of directors;

•
appointing, retaining, terminating, compensating and overseeing the work of the independent registered public accounting firm employed by the company, which reports directly to the committee, and pre-approving all services to be provided by the independent registered public accounting firm;

•
reviewing and discussing our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm;

•
reviewing the internal audit function’s organization, plans and results and the qualifications, independence, and performance of our independent registered public accounting firm (our internal audit function and its compliance officer report directly to the audit committee);

•
reviewing with management and our independent registered public accounting firm the effectiveness of our internal controls;

•
reviewing with management any material legal matters and the effectiveness of our procedures to ensure compliance with our legal and regulatory responsibilities, including the monitoring of our whistle-blower hotline;

•
discussing guidelines and policies with respect to risk assessment and risk management to assess and oversee the company’s exposure to risk;

•
overseeing the company’s ERM activities, with the full understanding that responsibility for ERM continues to be shared by the entire board of directors and all directors have the authority and obligation to scrutinize the company’s ERM efforts;

•
overseeing the company’s environmental and sustainability initiatives and related disclosures, including risks related to material environmental disclosures and published targets;

•
reviewing and discussing with management the company’s information technology security risk exposures; and

•
overseeing risks related to the duties and responsibilities of the audit committee.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	22

CORPORATE GOVERNANCE AND BOARD MATTERS
COMPENSATION AND HUMAN CAPITAL COMMITTEE

MARGARET G. LEWIS, CHAIR	EDWARD J. CASEY, JR.	THOMAS C. CHUBB, III	MELVIN T. STITH, PH.D.

Qualifications
•
The board of directors has determined that all members of the compensation and human capital committee are “independent” under SEC rules and regulations, NYSE rules and our corporate governance guidelines.

Compensation Committee Report
See page 45
Charter
The compensation and human capital committee charter is available on our website at investors.flowersfoods.com/corporate-governance/governance-documents

Key Responsibilities
Under the terms of its charter, the compensation and human capital committee is responsible for overseeing the review and determination of executive compensation and the company’s human capital management activities. The compensation and human capital committee’s duties and responsibilities include:
•
reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluating our executive officers’ performance in light of these goals and objectives, and setting our executive officers’ compensation levels based on this evaluation and other factors it deems appropriate;

•
making recommendations to the board of directors with respect to executive cash and equity-based incentive compensation plans and all non-qualified incentive plans;

•
administering the company’s equity-based incentive plans and other plans adopted by the board of directors that contemplate administration by the compensation and human capital committee;

•
reviewing and overseeing the administration of any company clawback policies requiring the recoupment of incentive compensation and recommending amendments to any such policies from time to time as appropriate;

•
reviewing and approving employment agreements (if any), severance or retention plans or agreements and any severance or other termination payments proposed with respect to any of our executive officers;

•
overseeing risks related to the duties and responsibilities of the compensation and human capital committee, including reviewing whether the risks associated with our compensation policies and practices are reasonably likely to have a material adverse effect on us;

•
overseeing our human capital management activities, policies, targets, objectives and the disclosure thereof;

•
determining applicable stock ownership guidelines that apply to senior executives and monitoring compliance with such guidelines;

•
reviewing the outcome of each shareholder advisory vote on executive compensation and recommending to the board of directors any action in response thereto; and

•
producing a report on executive compensation for inclusion in our proxy statement for the annual meeting of shareholders.

In February 2025, the compensation and human capital committee completed its annual review of our compensation philosophies and practices with respect to our employees and concluded that the risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us.
The compensation and human capital committee may delegate all or a portion of its duties and responsibilities to a subcommittee comprised of at least two compensation and human capital committee members, subject to applicable law and the company’s governing documents. The compensation and human capital committee may authorize one or more officers of the company to designate employees to receive awards under the company’s 2014 Omnibus Equity and Incentive Compensation Plan (Amended and Restated Effective May 25, 2023) (the “Omnibus Plan”) and to determine the size of such awards, subject to the limitations set forth in the Omnibus Plan. For information regarding the role of executive officers and the compensation and human capital committee’s independent compensation consultant in determining or recommending the amount or form of executive compensation, see “Executive Compensation — Compensation Discussion and Analysis.”

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	23

CORPORATE GOVERNANCE AND BOARD MATTERS
FINANCE COMMITTEE

C. MARTIN WOOD III, CHAIR	RHONDA O. GASS	BRIGITTE H. KING	W. JAMESON MCFADDEN	JOANNE D. SMITH	JAMES T. SPEAR
Charter The finance committee charter is available on our website at investors.flowersfoods.com/corporate-governance/governance-documents
Key Responsibilities
Under the terms of its charter, the finance committee reviews and makes recommendations with respect to financial matters affecting the company. The finance committee’s duties and responsibilities include:
•
making recommendations to the board of directors with respect to:

•
management’s capital expenditure plans and other uses of the company’s cash flows (including the financial impact of stock repurchases, acquisitions and the payment of dividends),

•
the company’s credit facilities,

•
commodities hedging, and

•
liquidity matters;

•
making plan design recommendations to the board of directors with respect to the approval, adoption and any significant amendment of all defined benefit and defined contribution retirement plans;

•
recommending to the board of directors appointments to and having oversight over the Fiduciary Oversight Committee; and

•
overseeing risks related to the duties and responsibilities of the finance committee.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	24

CORPORATE GOVERNANCE AND BOARD MATTERS
NOMINATING/CORPORATE GOVERNANCE COMMITTEE

THOMAS C. CHUBB, III, CHAIR	EDWARD J. CASEY, JR.	MARGARET G. LEWIS	MELVIN T. STITH, PH.D.

Qualifications
•
The board of directors has determined that all members of the nominating/corporate governance committee are “independent” under SEC rules and regulations, NYSE rules and our corporate governance guidelines.

Charter
The nominating/corporate governance committee charter is available on our website at investors.flowersfoods.com/corporate-governance/governance-documents

Key Responsibilities
Under the terms of its charter, the nominating/corporate governance committee is responsible for considering and making recommendations to the board of directors with regard to the composition and function of the board of directors, and the development and review of our corporate governance guidelines. The nominating/corporate governance committee’s duties and responsibilities include:
•
identifying and screening individuals qualified to become board members;

•
selecting, or recommending that the board of directors select, the director-nominees for our next annual meeting of shareholders;

•
evaluating incumbent directors;

•
evaluating the composition of the board to assess the skills, qualifications and experience of the board as a whole, as well as the skills, qualifications and experience that the board may find valuable in the future, and reviewing its analysis with the board;

•
developing and recommending corporate governance principles applicable to the company;

•
reviewing possible conflicts of interest of directors and management and making recommendations to prevent, minimize or eliminate such conflicts;

•
making recommendations to the board of directors regarding the independence of each director or director-nominee;

•
reviewing director compensation;

•
reviewing the company’s stock ownership guidelines applicable to non-employee directors and monitoring compliance with such guidelines;

•
overseeing the evaluation of the board of directors;

•
overseeing certain corporate responsibility matters, including governance matters, shareholder engagement on corporate responsibility initiatives and social matters and community engagement unrelated to human capital management;

•
reviewing board succession planning issues and reporting its findings and recommendations, if any, to the board of directors;

•
reviewing and making recommendations to the board of directors regarding the size of the board of directors;

•
developing, overseeing and periodically reviewing an orientation program for new directors and a continuing education program for current directors; and

•
overseeing risks related to the duties and responsibilities of the nominating/corporate governance committee.

Relationships among Certain Directors
W. Jameson McFadden is the nephew of C. Martin Wood III.
Attendance at Annual Meetings
As set forth in our corporate governance guidelines, directors are expected to adequately prepare for and attend all meetings of the board of directors and meetings of the committees on which they serve and to attend the company’s annual meeting of shareholders. All of our directors serving at the time of the annual meeting of shareholders held virtually on May 23, 2024 attended such meeting.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	25

CORPORATE GOVERNANCE AND BOARD MATTERS
Communicating with the Board

The board of directors will give proper attention to written communications that are submitted by shareholders and other interested parties and will respond if appropriate. Shareholders and other interested parties interested in communicating directly with the board of directors as a group, the independent, non-management directors as a group, the independent presiding director, or any individual director may do so by writing to:

Flowers Foods, Inc. Attention: Chief Legal Counsel 1919 Flowers Circle Thomasville, Georgia 31757
corporatesecretary@flocorp.com

The company welcomes opportunities to engage and receive feedback directly from shareholders and other key stakeholders and believes that such engagement is critical to our effectiveness. Our Investor Relations department is available to respond to investor inquiries and can be reached at:

Flowers Foods, Inc. Attention: Investor Relations Department 1919 Flowers Circle Thomasville, Georgia 31757
(229) 226-9116
https://www.flowersfoods.com/contact/ investor-relations

Communications addressed to the board or to a board member are distributed to the board or to any individual director or directors, as appropriate, depending upon the facts and circumstances outlined in the communication. The chief legal counsel will submit to the board or to any individual director or directors all communications received, excluding only those items that are not related to board duties and responsibilities, such as: junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
Absent circumstances contemplated by committee charters, the chair of the nominating/corporate governance committee and the independent presiding director, with the assistance of our chief legal counsel, will monitor and review all correspondence from shareholders and other interested parties and provide copies or summaries of such communications to other directors as they deem appropriate.
Transactions with Management and Others
Chris Mulford, the son-in-law of director George E. Deese, was employed by a company subsidiary throughout fiscal 2024 as a plant manager of a bakery. In fiscal 2024, he was paid an aggregate salary and cash bonus and received vested time-based restricted stock units for total compensation of $293,282. Mr. Mulford is not an executive officer of the company.
Additionally, Robinson Stubley, the son-in-law of R. Steve Kinsey, the company’s chief financial officer, was employed by the company throughout fiscal 2024 as Associate General Counsel I. In fiscal 2024, he was paid an aggregate salary and cash bonus and received vested time-based restricted stock units for total compensation of $171,781. Mr. Stubley is not an executive officer of the company.
Any transaction between the company and a related party is disclosed to the audit committee and then presented to the full board of directors for evaluation and approval. The company’s policies with respect to related party transactions, and any other conflicts of interest, are set forth in our code of conduct. Any situation that involves, or may reasonably be expected to involve, a conflict of interest between an executive officer and the company should be disclosed promptly to the chief compliance officer. Any situation that involves, or may reasonably be expected to involve, a conflict of interest between a director and the company should be disclosed promptly to the chairman of the board of directors or, if the possible violation involves the chairman of the board, the independent presiding director. The chief compliance officer, chairman, or independent presiding director, as applicable, will discuss such matters with the audit committee for evaluation and appropriate resolution, which may include the requested resignation of the director or executive officer.
Each of the transactions set forth above were reviewed and approved by the full board of directors in accordance with the company’s policies.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	26

CORPORATE GOVERNANCE AND BOARD MATTERS
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of company securities by directors, officers and employees — and in certain instances, by the company itself — that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards.
Director Compensation
Based upon the recommendations of the nominating/corporate governance committee, the board of directors considers and establishes director compensation. An employee of the company who also serves as a director does not receive any additional compensation for serving as a director or as a member or chair of a board committee.
2024 DIRECTOR COMPENSATION PACKAGE
During 2024, the directors’ compensation package for non-employee directors was based on the following principles:
(1)
a significant portion of director compensation should be aligned with creating and sustaining shareholder value;

(2)
directors should have an equity interest in the company; and

(3)
total compensation should be structured to attract and retain a varied and superior board of directors.

The nominating/corporate governance committee annually reviews the status of director compensation in relation to other comparable companies and other factors it deems appropriate. In 2023, that committee engaged Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant, to assist it in its assessment of the competitiveness of director compensation. Meridian developed two peer groups of companies comparable to Flowers Foods in size — an industry-specific group and a general industry group — and provided details of the values and designs of the director pay programs at those companies. The nominating/corporate governance committee considered that data, the frequency of expected changes to director pay at Flowers Foods, the expected rate of change in that data and other relevant factors to determine the 2023/2024 program shown below. The nominating/corporate governance committee engaged Meridian again in 2024, and no changes were made to the director compensation program during 2024 as a result of its review.
CASH AND STOCK COMPENSATION
Given the above principles and market data, the non-employee director compensation package consisted of the following:
COMPENSATION ELEMENT	2024 PROGRAM ($)
Annual Cash Retainer(1)	100,000
Committee Chair Retainers:(1)
• Audit Committee(2)	25,000
• Compensation and Human Capital Committee	20,000
• Nominating/Corporate Governance Committee	15,000
• Finance Committee	15,000
Audit Committee Member Retainer	10,000
Presiding Director Retainer	25,000
Annual Stock Award(3)	155,000

(1)
Cash retainers may be deferred at the director’s option; see “— Additional Compensation Program Details.”

(2)
Includes audit committee member retainer.

(3)
Generally vests on the date of the company’s 2025 annual meeting of shareholders. Shares granted are computed by dividing $155,000 (or a prorated value for directors who only served a portion of the year) by the closing stock price on the grant date and rounding the shares up to the nearest 10 shares. The value of the award is determined by multiplying the grant date fair value per share by the gross shares granted. In fiscal 2024, this resulted in a grant date fair value of $155,118 per award for each of the non-employee directors.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	27

CORPORATE GOVERNANCE AND BOARD MATTERS
ADDITIONAL COMPENSATION PROGRAM DETAILS
Non-employee directors are eligible to participate in the Omnibus Plan and the Executive Deferred Compensation Plan (the “EDCP”).
The Omnibus Plan provides that a non-employee director may not be granted, in any one calendar year, compensation for such service having an aggregate maximum value (measured at the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $750,000.
Non-employee directors have the option to convert their annual cash board retainer fees into deferred stock equal in value to the cash payments they would otherwise have received. Such deferred stock vests pro rata over a one-year period based on service. Accumulated dividends are paid upon the delivery of the vested stock.
Non-employee directors may alternatively elect to defer all or any portion of their annual retainers and cash committee fees into an interest-bearing account in the EDCP. Generally, the deferral plus interest is paid to the director upon retirement or termination from the company’s board of directors.
STOCK OWNERSHIP GUIDELINES
In order to align the economic interests of directors with those of shareholders, all directors are expected to hold shares of common stock in the company. A non-employee director must own shares of common stock with a value of at least six times the annual cash retainer paid to the non-employee directors. In addition, a non-executive chairman of the board of directors is required to hold six times his or her annual board retainer plus his or her additional cash retainer, and an executive chairman of the board of directors is required to hold six times his or her annual base salary. All direct holdings of our common stock, certain indirect holdings, and all vested and unvested shares of deferred stock are included for purposes of determining compliance. Directors have five years to meet the required guidelines. All non-employee directors with at least five years of service were in compliance with the guidelines as of March 6, 2025.
OTHER ARRANGEMENTS
We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board of directors’ meetings and in connection with the performance of their services for the company. Individuals in their service as directors do not receive any additional retirement benefits. Any retirement benefits received are due to legacy participation in benefit programs when they were employees of the company.
FISCAL 2024 DIRECTOR COMPENSATION TABLE
The following table details compensation to non-employee members of the board of directors for the 2024 fiscal year. Our chief executive officer, Mr. McMullian, served as chairman of the board of directors during the 2024 fiscal year but did not receive any additional compensation for such service.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	28

CORPORATE GOVERNANCE AND BOARD MATTERS
NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(3) ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Edward J. Casey, Jr.	100,000	155,118	—	—	255,118
Thomas C. Chubb, III	140,000	155,118	—	—	295,118
George E. Deese	100,000	155,118	—	—	255,118
Rhonda O. Gass	110,000	155,118	7,209	—	272,327
Brigitte H. King	110,000	155,118	1,561	—	266,679
Margaret G. Lewis	120,000	155,118	6,260	—	281,378
W. Jameson McFadden	110,000	155,118	—	—	265,118
Joanne D. Smith	110,000	155,118	115	—	265,233
James T. Spear	125,000	155,118	—	—	280,118
Melvin T. Stith, Ph.D.	100,000	155,118	—	—	255,118
C. Martin Wood III	125,000	155,118	—	—	280,118

(1)
Directors have the option under the Omnibus Plan to convert their annual board of directors’ retainer fees into deferred stock equal in value to the cash payments these directors would have otherwise received. Directors may also elect to defer all or a portion of their annual retainer and cash committee fees, if any, through the EDCP. In 2024, Ms. Gass elected to defer 100% of her committee chair retainer fees and 50% of her annual board of directors retainer fees into the EDCP, Ms. Smith elected to defer 100% of her audit committee member retainer fees into the EDCP, and Ms. King elected to defer 100% of her audit committee member retainer fees and 100% of her annual board of directors retainer fees into the EDCP. In fiscal 2024, under the Omnibus Plan, Ms. Gass and Ms. Smith elected to convert 50% and 100%, respectively, of their annual board of directors retainer fees to deferred stock equal in value to the cash payments they would have received. Ms. Gass and Ms. Smith received 2,221 shares and 4,442 shares, respectively, as a result of these deferral elections. Such deferred stock vests pro rata over one year from the date of grant and is delivered to the grantee along with accumulated dividends at a designated time selected by the grantee at the date of the grant. The deferred stock is accounted for in accordance with the provisions of Financial Accounting Standards Board (FASB) ASC Topic 718 (ASC 718).

(2)
The stock awards represent the grant date fair value computed in accordance with ASC 718 of deferred stock granted to each non-employee director under the Omnibus Plan in fiscal 2024 (excluding deferred stock received in connection with the deferral of annual retainer fees disclosed in footnote 1). Shares at the grant date are computed by dividing $155,000 (or a prorated value for directors who only served a portion of the year) by the closing stock price on the grant date and rounding the shares up to the nearest 10 shares. The value of the award reported in the table is determined by multiplying the grant date fair value per share by the gross shares granted. In fiscal 2024, this resulted in a grant date fair value of $155,118 per award for each of the non-employee directors. Such deferred stock awards generally vest on the date of the company’s 2025 annual meeting of shareholders. The number of shares of deferred stock outstanding (vested and non-vested) and held by each non-employee director as of December 28, 2024 (including deferred stock received in connection with the deferral of annual retainer fees) are as follows:

NAME	DEFERRED STOCK (#)
Edward J. Casey, Jr.	6,570
Thomas C. Chubb, III	6,570
George E. Deese	6,570
Rhonda O. Gass	46,591
Brigitte H. King	6,570
Margaret G. Lewis	6,570
W. Jameson McFadden	6,570
Joanne D. Smith	11,012
James T. Spear	42,857
Melvin T. Stith, Ph.D.	113,412
C. Martin Wood III	6,570

(3)
The company transferred all benefit obligations under the pension plan to a highly rated insurance company on March 4, 2020 in the form of a group annuity contract which began paying benefits on May 1, 2020, and there were therefore no changes in pension value during fiscal 2024 for any of our non-employee directors. The amounts reported in this column represent the portion of earnings under the EDCP that are “above market” for purposes of the applicable disclosure rules.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	29

EXECUTIVE COMPENSATION

PROPOSAL 2 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) provide shareholders with the right to cast an advisory (non-binding) vote to approve the compensation of the Named Executives as disclosed pursuant to the compensation disclosure rules of the SEC. This proposal is commonly known as the “say-on-pay” vote.
At our 2024 annual meeting of shareholders, more than 98% of the shares voted were cast in support of the company’s named executive officer compensation.
As described in the Compensation Discussion and Analysis section of this proxy statement, the compensation and human capital committee evaluates both performance and compensation to help the company maintain its ability to attract and retain the most qualified executives while motivating high company performance.
Highlights of our executive compensation program, as described in the Compensation Discussion and Analysis section of this proxy statement, include:
EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS

pay opportunities that are:

•
appropriate to the size of the company when compared to peer companies; and

•
heavily performance-based using multiple internal and stock-based performance measures;

disclosure of the financial performance drivers used in our incentives, in numeric terms;

a long-term incentives program:

•
that is primarily performance-based and aligned with shareholder interests through links to stock performance and measurement of our ROIC performance versus our cost of capital; and

•
with payout potentials that are capped at conservative levels;

multiple clawback policies that require or allow for recoupment of incentives in certain situations, including a compensation recoupment policy adopted in 2023 that complies with new requirements of NYSE and the SEC;

double-trigger equity vesting upon a change of control;

no backdating or repricing of stock options;

stock ownership guidelines for executives and directors;
no significant perquisites; and

no employment agreements.

The say-on-pay vote gives our shareholders the opportunity to express their views on the compensation of our Named Executives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executives and the compensation philosophy, policies and practices described in this proxy statement. Accordingly, we are asking shareholders to approve the following resolution:
“RESOLVED, that the shareholders approve the compensation of the company’s Named Executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement.”
Because this vote is advisory, it will not be binding on the compensation and human capital committee, the board of directors or the company. However, the compensation and human capital committee and the board of directors value the opinions of the company’s shareholders and will take into account the outcome of the vote when considering future compensation arrangements for the Named Executives.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	30

EXECUTIVE COMPENSATION
We currently hold a say-on-pay vote on an annual basis, and our next say-on-pay vote is expected to occur at our 2026 annual meeting of shareholders. We will hold the next vote on the frequency of such say-on-pay vote at our 2029 annual meeting of shareholders.
Vote Required
Proposal 2 requires the votes cast within the voting group favoring the action to exceed the votes cast opposing the action.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	31

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2024 NAMED EXECUTIVE OFFICERS

A. RYALS MCMULLIAN	R. STEVE KINSEY	TERRY S. THOMAS	HEETH VARNEDOE IV	STEPHANIE B. TILLMAN
Chairman and Chief Executive Officer	Chief Financial Officer	Chief Growth Officer	President and Chief Operating Officer	Chief Legal Counsel
YEARS WITH THE COMPANY
22	35	1	23	29
2024 IN BRIEF
FINANCIAL HIGHLIGHTS FROM THE 52-WEEK FISCAL 2024
NET SALES	DILUTED EARNINGS PER SHARE	ADJUSTED DILUTED EARNINGS PER SHARE*
$5.103B	$1.17	$1.28
NET INCOME	ADJUSTED NET INCOME*	ADJUSTED EBITDA*
$248.1M	$271.6M	$538.5M

*
Adjusted diluted earnings per share, adjusted net income, and adjusted EBITDA differ from the measures reported under GAAP. See Appendix A for definitions and reconciliations of non-GAAP financial measures to the nearest financial measures reported under GAAP. Earnings are net income.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	32

EXECUTIVE COMPENSATION
KEY ELEMENTS OF 2024 NAMED EXECUTIVE OFFICER COMPENSATION
The following table sets forth the key elements of our 2024 Named Executive compensation programs:
		WHAT WE PAY	WHY WE PAY IT	KEY FEATURES
FIXED	Short- Term	BASE SALARY	• Attract and retain talent; • Reward experience and expertise, functional progression, career development, skills and competencies	• Established after consideration of external competitive market base salaries and the internal relationships of these positions
AT RISK / VARIABLE		ANNUAL CASH INCENTIVE AWARDS	• Motivate achievement of annual performance metrics critical to continued company growth and shareholder value creation	• Only earned if we meet certain performance goals
	Long- Term	LONG-TERM STOCK-BASED INCENTIVE COMPENSATION	• Align significant portion of Named Executive compensation with the long-term success of the company and the enhancement of shareholder value
•
Equity-based awards generally allocated between time-based restricted stock units (“RSUs”) (30%) and performance-based restricted stock units (“Performance Shares”) (70%) divided as follows: 50% ROIC-based Performance Shares and 50% TSR-based Performance Shares

OTHER		EMPLOYEE BENEFITS	• Attract and retain talent
•
Customary retirement and health and welfare benefits to all of our salaried employees, including our Named Executives

•
Nonqualified deferred compensation plan to help attract and retain qualified executives

CONSIDERATION OF 2024 SAY-ON-PAY VOTE

We currently hold our say on pay vote every year. At our 2024 annual meeting of shareholders, more than 98% of the shares voted were cast in support of our named executive officer compensation. As a result of the significant level of approval, we continued to apply similar principles to our executive compensation decisions during the remainder of fiscal 2024. Shareholders will have an opportunity to cast an advisory vote on the frequency of future say on pay votes at least every 6 years. The next required advisory vote on the frequency of future say on pay votes is expected to occur no later than the company’s annual meeting of shareholders in 2029.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	33

EXECUTIVE COMPENSATION
SUMMARY OF OUR COMPENSATION PRACTICES
PRACTICES WE HAVE ADOPTED	PRACTICES WE DO NOT ENGAGE IN

Pay evaluated with reference to a reasonable range around the size-adjusted 50th percentile of market data

Long-term incentives that are primarily performance-based for Named Executives

Multiple performance measures used in incentive plans

Capped incentive payouts

Clawback policies
Stock ownership guidelines for executives and outside directors and share retention requirements for executives
Moderate change of control severance arrangements

Double-trigger equity vesting upon a change of control

Annual review of tally sheets by the compensation and human capital committee

Incentives that are risk-mitigated through plan design and administration

Compensation and human capital committee comprised solely of independent directors

Independent compensation consultant who reports directly to the compensation and human capital committee

Anti-hedging policy for executives and outside directors

Employment agreements

Dividend equivalents on unearned Performance Shares
Income tax gross-ups

Excise tax gross-ups on change of control severance
Backdating or repricing of stock options

Pension credited service for years not worked
Significant employee/director perquisites

OBJECTIVES OF EXECUTIVE COMPENSATION
The primary objective of our executive compensation program is to attract, retain and motivate qualified executives necessary for the future success of the company and the maximization of shareholder value. Our executive compensation program is designed to motivate our executives by rewarding them for the achievement of specific annual, long-term and strategic goals of the company. The program aligns our executives’ interests with those of our shareholders by rewarding performance above established goals, with the ultimate objective of improving shareholder value. We strive to foster a sense of ownership among our executives by establishing stock ownership guidelines that require them to maintain ownership of a specified amount of our common stock.
The compensation and human capital committee evaluates both performance and compensation to help ensure that:
(i)
the company maintains its ability to attract, retain, and motivate the most qualified executives;

(ii)
each executive’s compensation remains competitive relative to the compensation paid to similarly situated executives in comparable companies; and

(iii)
each of the company’s primary objectives with respect to compensation is being fulfilled.

To meet those goals, our executive compensation program has historically included three primary components:
•
base salary;

•
annual cash incentive awards; and

•
long-term incentives, through stock-based compensation.

Certain retirement and other post-employment benefits are also included in the executives’ compensation package. In addition, see the section entitled “Potential Payments Upon Termination or Change of Control” of this proxy statement for details on payments and benefits payable (or realizable) upon termination of employment and a change of control of the company. In 2024, we did not offer any significant perquisites as part of our executive compensation program.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	34

EXECUTIVE COMPENSATION
Each element of our executive compensation program is described in greater detail below, including a discussion of why the company chooses to pay each element, how we determine the amount of each element to pay and how each element and the company’s decisions regarding that element fit into our overall compensation objectives.
MIX OF COMPENSATION OPPORTUNITY
The objectives of our executive compensation program are accomplished through a balance of pay components that are competitive with market practice and emphasize performance-based compensation. Salary, target non-equity incentive compensation, and target equity compensation expressed as a percentage of primary compensation elements for the Named Executives for the fiscal year ended December 28, 2024 were as shown below. There is no prescribed mix of our compensation elements; the mix below is driven by individual role and responsibilities, in addition to Relevant Market Data (as defined below) for each element of pay.
*
Amounts in the pie charts above were determined based on year-end base salary rate, target annual incentive award value annualized based on the target annual incentive percentage opportunity as of year-end, and target long-term incentive award value. Certain amounts may not add up to 100% due to rounding.

HOW COMPENSATION DECISIONS ARE MADE
ROLE OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE
The compensation and human capital committee, which is comprised solely of independent directors, determines the compensation for each of our executives (including Named Executives) and oversees the review and determination of our executive compensation program. Each year, it reviews and performs a comprehensive assessment and analysis of the executive compensation program, including the elements of each Named Executive’s compensation, with input from the compensation and human capital committee’s independent compensation consultant. As part of the compensation review, a “tally sheet” for each Named Executive (and the other executive officers) is provided with the details of the Named Executive’s total compensation elements, stock ownership, benefits information, outstanding equity award values and obligations under various termination scenarios. The compensation and human capital committee believes that tally sheets are a useful tool in evaluating total compensation in relation to competitive market pay and internal pay equity.
The compensation and human capital committee annually conducts an independence assessment of its compensation consultant, consistent with NYSE listing standards and SEC rules and regulations. As a result of its most recent assessment, the compensation and human capital committee determined that the work of the compensation consultant did not raise any conflicts of interest.
ROLE OF EXECUTIVE OFFICERS
The compensation and human capital committee, which is comprised solely of independent directors, has responsibility for overseeing the review and determination of executive compensation.
The chief executive officer, with the assistance of the chief human resources officer, consults with and advises the compensation and human capital committee with respect to the company’s compensation philosophy and makes recommendations regarding the compensation of other executive officers including the Named Executives, but not regarding his own compensation. All recommendations of the chief executive officer to the compensation and human capital committee regarding the compensation of other executive officers are independently evaluated by the committee.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	35

EXECUTIVE COMPENSATION
The chief financial officer, or his designee, assists the compensation and human capital committee in understanding the key drivers of company performance, particularly those measures used in our annual cash incentive and long-term incentive programs and also provides the compensation and human capital committee with regular updates on company performance as it relates to certain performance measures used in our annual cash incentive and long-term incentive programs.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
For fiscal 2024, the compensation and human capital committee engaged Meridian as its independent compensation consultant. At the compensation and human capital committee’s request, Meridian annually:
•
evaluates the competitiveness of the base salaries, annual cash incentives, and long-term incentives awarded to the Named Executives,

•
provides competitive market data on new compensation arrangements (as applicable),

•
regularly updates the committee on regulatory, legislative and other trends related to executive compensation, and

•
evaluates the continued appropriateness of existing arrangements.

Meridian attended compensation and human capital committee meetings at the committee’s request and was available to provide guidance to the compensation and human capital committee on compensation questions and issues as they arose.
MARKET COMPENSATION ANALYSIS
Because there are not many food companies similar in size to Flowers Foods, a specific set of peer companies is not used for market compensation comparisons. We use market pay data to evaluate base salary, target annual cash incentive and long-term incentive opportunity based on available food industry and general industry peers’ pay data from published surveys. We use an average of food industry and general industry (the “Relevant Market Sector”) survey data when making market comparisons, and the data is adjusted to reflect pay for companies with annual revenues comparable to the company (the “Relevant Market Data”). When establishing pay levels for fiscal 2024, data was collected from the Willis Towers Watson Executive Compensation Database using both general industry data (from 700+ companies, the identities of which were not material to the analysis) and data from the Agriculture, Food and Beverages industry cut comprised of the following companies:
WILLIS TOWERS WATSON EXECUTIVE COMPENSATION DATABASE — AGRICULTURE, FOOD AND BEVERAGES COMPANIES
American Sugar Refining	E.A. Sween Company	Niagara Bottling
Andersons	Ferrara Candy Company	PepsiCo
Beam Suntory	General Mills	RiceTec
Brown-Forman	Glanbia Group Services	Rich Products
Bunge	Hershey	Richardson International
Bush Brothers & Company	Hormel Foods	Saputo
Campbell Soup	J. Skinner Baking Company	Sazerac Company
CHS	J.M. Smucker	Sensient Technologies
Coca-Cola	Keurig Dr Pepper	Smithfield Foods
Compass Group, North America Division	Mars Incorporated	Treehouse Foods
ConAgra Brands	McCain Foods	Tyson Foods
Corteva Agriscience	McCormick	Unilever United States
Dairy Farmers of America	MedVet	Ventura Foods
Diageo	Molson Coors Beverage Company	Wells Enterprises
Driscoll’s	Mondelez	Weyerhaeuser
The Relevant Market Data obtained from the companies above was used to evaluate target pay opportunity, not actual payout, and was regressed (size-adjusted) to reflect appropriate scope of revenue responsibility. Pay opportunities are generally established with reference to the size-adjusted 50th percentile for each component of pay opportunity (i.e., base salary, target annual cash incentive and long-term incentive opportunity). Individual positioning relative to Relevant Market Data may vary based on tenure, years of experience in role, individual and company performance, future potential, or other factors. This approach sets executive pay opportunities at levels we believe are competitive and help attract, retain and motivate the most qualified executives.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	36

EXECUTIVE COMPENSATION
The compensation and human capital committee concluded that the proposed 2024 compensation levels under the company’s incentive and equity compensation plans for each Named Executive, and their total compensation opportunities, were consistent with a pay-for-performance philosophy, as well as appropriate to meet the company’s goal to retain each Named Executive and to align interests with those of the company’s shareholders.
CASH COMPENSATION
BASE SALARY

Base salary represents the fixed and recurring part of each Named Executive’s annual compensation. Its objective is to reward:
•
experience and expertise,

•
functional progression (i.e., the development of the executive through a series of work experiences and duties and accountabilities relevant to the current position held),

•
career development,

•
skills, and

•
competencies.

It rewards core competence in the executive role. We choose to pay base salary because it is a standard element of pay for executive positions and is required to attract and retain talent.
We have established a system of tiered salary grades, and executives are assigned an appropriate salary grade considering the position’s internal value as well as external comparisons to the Relevant Market Data. With respect to the position’s “internal value,” we have developed salary grades on the basis that a given position is at least one salary grade below that of the supervising position, which is the only weight assigned to internal value in establishing the salary grades.
Named Executives’ base salaries are related to a salary grade and the base salaries for the grades are determined based on (i) external competitive market base salaries, as determined through comparative analysis of the Relevant Market Data and (ii) the internal relationships (i.e., value and progression) of these positions. We periodically make adjustments to the base salaries based on the factors discussed above as well as the performance of the respective Named Executive.
Individual salaries for Named Executives reporting directly to the chief executive officer are subject to approval by the compensation and human capital committee after consideration of the recommendations he submits. The chief executive officer’s salary is subject to review and approval by the compensation and human capital committee and the board of directors. Base salaries for all Named Executives are reviewed annually by the compensation and human capital committee and the board of directors.
The following table shows the base salary rates for the Named Executives as of the end of each of fiscal 2023 and fiscal 2024. The base salaries for Mr. McMullian and Ms. Tillman were each increased in 2024 as reflected in the table below, and the base salaries for each of the other Named Executives were not increased.
NAMED EXECUTIVE	END OF FISCAL 2023 SALARY RATE ($)	END OF FISCAL 2024 SALARY RATE ($)	PERCENT CHANGE
A. Ryals McMullian, Chairman and Chief Executive Officer(1)	955,000	1,000,000	4.7%
R. Steve Kinsey, Chief Financial Officer	700,000	700,000	—%
Terry S. Thomas, Chief Growth Officer	650,000	650,000	—%
Heeth Varnedoe IV, President and Chief Operating Officer	700,000	700,000	—%
Stephanie B. Tillman, Chief Legal Counsel(2)	495,550	560,000	13.0%

(1)
Mr. McMullian’s fiscal 2024 base salary rate became effective on March 31, 2024.

(2)
Ms. Tillman’s fiscal 2024 base salary rate became effective on March 31, 2024. This increase was made to bring her base salary rate closer to the market median.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	37

EXECUTIVE COMPENSATION
ANNUAL EXECUTIVE CASH INCENTIVE AWARDS

For 2024, the annual cash incentive awards were granted to Named Executives under the Flowers Foods, Inc. 2014 Omnibus Equity and Incentive Compensation Plan (Amended and Restated Effective May 25, 2023) (the “Omnibus Plan”). The awards were designed to provide an incentive to achieve critical annual goals that lead to our long-term success. We choose to provide annual cash incentive award opportunities in order to motivate achievement of annual performance metrics critical to continued company growth and shareholder value creation.

After a thorough review of the company’s annual incentive compensation program in light of (a) market norms, (b) historical practice, (c) evolving business priorities and (d) the desire to increase line of sight for plan participants, the compensation and human capital committee approved changes to the performance metrics applicable to the 2024 annual cash incentive program for our executive officers (as compared to the 2023 program). Under the 2024 program, payout of annual incentives was based on achievement against certain adjusted EBITDA and net revenue goals (weighted 70% and 30%, respectively), with the ability to make positive or negative adjustments of up to 20% based on an individual performance factor. The compensation and human capital committee also widened the adjusted EBITDA scale compared to that used in prior years to bring it more in line with market.
For 2024, the compensation and human capital committee established target annual cash incentive levels under the Omnibus Plan, which are expressed as a percentage of each Named Executive’s base salary (the “Target Annual Incentive Percentage”). Target Annual Incentive Percentages for each Named Executive for fiscal 2024 were as follows and were unchanged from 2023 levels based on percentage of base salary:
NAMED EXECUTIVE	TARGET ANNUAL INCENTIVE PERCENTAGE (AS A % OF BASE SALARY)
A. Ryals McMullian, Chairman and Chief Executive Officer	125%
R. Steve Kinsey, Chief Financial Officer	80%
Terry S. Thomas, Chief Growth Officer	70%
Heeth Varnedoe IV, President and Chief Operating Officer	80%
Stephanie B. Tillman, Chief Legal Counsel	70%
The applicable performance goals, the actual achievement with respect to such goals and the final annual cash incentive award payout percentage are illustrated in the following table. The company set an adjusted EBITDA goal of $541 million and a net revenue goal of $5.15 billion for 2024. The threshold, target and maximum goals shown in the table below reflect the percentage achievement of such applicable adjusted EBITDA and net revenue goals for 2024. For 2024, the company achieved adjusted EBITDA of $539 million versus the target of $541 million and net revenue of $5.10 billion versus the target of $5.15 billion.
PERFORMANCE MEASURE	WEIGHTING	THRESHOLD (30% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (200% PAYOUT)	PAYOUT PERCENTAGE	WEIGHTED PAYOUT PERCENTAGE
Adjusted EBITDA	70%	85%	100%	115%	97.9%	68.53%
Net Revenue	30%	90%	100%	110%	93.4%	28.02%
Final Payout Percentage						96.6%
The applicable payout percentage for each performance measure would have been 0% if the threshold performance was not achieved. This mechanism provided motivation for each Named Executive to strive for improved company performance in 2024 even if the 2024 adjusted EBITDA goal or net revenue goal itself was not attained. In addition, the company has discretion to increase or decrease annual cash incentive award payouts, as compared to the formulaic result determined in accordance with the process described above, by up to 20% based on individual performance. The compensation and human capital committee did not consider individual performance for purposes of determining annual cash incentive award payouts for 2024; therefore, there were no adjustments based on the individual performance factor made in 2024.
The company does not pay annual cash incentive awards under the Omnibus Plan to any Named Executive until such time as (1) the compensation and human capital committee has certified the applicable payout percentages for both the adjusted EBITDA and net revenue goals and (2) the annual report on Form 10-K for the applicable fiscal year has been filed with the SEC. Actual annual cash incentive amounts earned by each Named Executive for 2024 are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.
OTHER BONUS PAYMENTS
As previously disclosed, in connection with Mr. Thomas’ appointment as chief growth officer, the compensation and human capital committee approved a cash payment equal to $700,000, 50% of which was paid upon his hire date in fiscal 2023, and 50% of which was paid in fiscal 2024.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	38

EXECUTIVE COMPENSATION
LONG-TERM INCENTIVE COMPENSATION

The objective of providing long-term incentive compensation is to focus executives on metrics that lead to increased shareholder value over a longer period of time. It rewards achievement of the specific metrics described below. We choose to grant a long-term incentive compensation opportunity because it aligns Named Executives’ interests with those of shareholders and helps to retain a stable management team.

EQUITY AND PERFORMANCE COMPENSATION AWARDS
In keeping with the compensation and human capital committee’s pay-for-performance philosophy, stock-based incentives comprise our entire long-term incentive (“LTI”) program and a significant portion of total compensation opportunity for Named Executives. We believe our stock-based incentives, as designed, are fundamental to the enhancement of shareholder value, by generally rewarding performance over the long term. The 2024 awards under the Omnibus Plan contain elements designed to focus the Named Executives’ attention on one of the company’s primary goals — the long-term success of the company, and ultimately, the enhancement of shareholder value. Individual long-term incentive grants are reviewed annually and approved by the compensation and human capital committee with reference to the Relevant Market Data and the other factors described above in the section titled “How Compensation Decisions Are Made.”
Based on a review by Meridian of the company’s equity grant practices compared to market norms, as well as management’s desire for certain changes to better align with the overall business strategy and ability to attract and retain talent, the compensation and human capital committee approved certain changes to the 2024 long-term incentive program for our executive officers (as compared to the 2023 program). The material changes include: (1) updating the equity award mix for executive officers to be 30% RSUs and 70% Performance Shares (equally divided between ROIC and TSR Performance Shares), rather than 100% Performance Shares as in prior years, and (2) updating the “retirement” definition in the awards such that the grantee must be at least 55 years old and the sum of his or her age plus years of service must equal at least 65 in order to be eligible for retirement treatment. Vesting in connection with a retirement under the 2024 awards also generally requires 6 months’ advance notice of retirement to be provided to the company (unless notice is waived due to impracticability or extenuating circumstances). The compensation and human capital committee also approved a broader performance and payout scale and adjusted target for the ROIC Performance Shares.
The determination of 2024 LTI target award levels for the Named Executives was based on the Relevant Market Data and the other factors described above in the section titled “How Compensation Decisions Are Made,” and the target dollar values of the grants are set forth below. Increases over prior year values are primarily driven by changes to base salary as well as, for certain roles, to better align to market levels as responsibilities increase and/or as the incumbent matures in their role. In particular, Mr. Varnedoe’s increase over prior year was primarily driven by an increase to his base salary associated with an increase in his role and responsibilities, and was designed to better align his compensation to market and appropriately position him within the organization following the addition of the Chief Growth Officer role.
NAMED EXECUTIVE	TOTAL TARGET DOLLAR VALUE OF LTI GRANT — 2024 ($)
A. Ryals McMullian	5,491,252(1)
R. Steve Kinsey	1,295,000(2)
Terry S. Thomas	1,105,000(3)
Heeth Varnedoe IV	1,295,000(4)
Stephanie B. Tillman	952,000(5)

(1)
Mr. McMullian’s target award value represents a 23.3% increase over his 2023 target award value.

(2)
Mr. Kinsey’s target award value represents a 9.8% increase over his 2023 target award value.

(3)
Fiscal year 2024 was the first year in which Mr. Thomas received regular annual equity awards.

(4)
Mr. Varnedoe’s target award value represents a 40.0% increase over his 2023 target award value.

(5)
Ms. Tillman’s target award value represents a 13.0% increase over her 2023 target award value.

PERFORMANCE SHARES
For our 2024 LTI grants, the compensation and human capital committee allocated 70% of the equity-based awards as Performance Shares, equally divided between two types of Performance Shares, as described below. The use of Performance Shares is intended to encourage Named Executives to focus on capital investments that produce returns in excess of the company’s weighted average cost of capital (“WACC”), based on the quarterly book value of the
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	39

EXECUTIVE COMPENSATION
company’s debt obligations and equity capital, respectively, as adjusted to account for costs and market volatility in the manner set forth in the company’s 2024 Form of Performance Share Agreement, and to enhance the company’s total shareholder return (“TSR”) relative to food industry peers.
With respect to regular annual Performance Share grants, in order to determine the actual target number of Performance Shares granted to each Named Executive who received a regular annual grant in December 2023, the relevant portion of the total target dollar value shown above for such Named Executive allocated to Performance Shares (70%) was multiplied by the weight of each type of Performance Share award (50% return on invested capital (“ROIC”) based and 50% TSR-based, as described in further detail below), and then divided by the average of (a) the closing price on the date of grant and (b) the closing price on the date of grant, multiplied by a Monte Carlo valuation, to deliver an equal number of target ROIC and TSR shares. The actual number of each type of Performance Shares granted (at the target level) is set forth below:
	TARGET NUMBER OF PERFORMANCE SHARES GRANTED
NAMED EXECUTIVE	ROIC-BASED PERFORMANCE SHARES (#)	TSR-BASED PERFORMANCE SHARES (#)
A. Ryals McMullian	80,920	80,920
R. Steve Kinsey	19,080	19,080
Terry S. Thomas	16,280	16,280
Heeth Varnedoe IV	19,080	19,080
Stephanie B. Tillman	14,030	14,030
The 2024 Performance Shares agreement (the “Performance Shares Agreement”) provides the terms and conditions under which the Performance Shares will vest. The vesting of the 2024 awards occurs more than three years from December 31, 2023 (after the filing of our Annual Report on Form 10-K for the 2026 fiscal year and in any event no later than March 15, 2027) to the extent that the vesting conditions described below are satisfied. The performance will be measured from December 31, 2023 to January 2, 2027 (the “ROIC Performance Period”) for ROIC-based Performance Shares and from January 1, 2024 to December 31, 2026 for TSR-based Performance Shares (the “TSR Performance Period”).
ROIC-Based Performance Shares.   The Performance Shares Agreement provides that, as to 50% of the shares underlying each executive’s Performance Share award (the “ROIC-Based Award”), vesting will occur in the manner set forth below, if the company’s ROIC exceeds its WACC by the following levels during the ROIC Performance Period:
ROIC MINUS WACC	PAYMENT PERCENTAGE (% OF TARGET)
Less than 150 basis points	0%
150 basis points	50%
300 basis points	100%
450 basis points or above	150%
The goals set forth above were set at lower levels than the fiscal year 2023 awards as a result of the expectation of future headwinds, interest rate environment, tightening of spreads, increased capital investment required to maintain competitive position and diversify into faster-growing categories, greater inflationary headwinds, and softer consumer demand environment. For performance between the levels described above, the degree of vesting is interpolated on a linear basis.
ROIC is based on the following formula:
THE TIME-WEIGHTED QUARTERLY AVERAGE DURING THE ROIC PERFORMANCE PERIOD OF THE SUM OF NET INCOME AND AFTER-TAX INTEREST EXPENSE	THE SUM OF THE TIME-WEIGHTED TWO-POINT AVERAGE QUARTERLY BOOK VALUE OF THE COMPANY’S DEBT AND THE TIME-WEIGHTED TWO-POINT AVERAGE QUARTERLY BOOK VALUE OF THE COMPANY’S EQUITY CAPITAL	ROIC
GAAP amounts used in the calculation of ROIC will be adjusted for items that in the compensation and human capital committee’s judgment affect comparability during the ROIC Performance Period and/or between the numerator and denominator.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	40

EXECUTIVE COMPENSATION
TSR-Based Performance Shares.   The Performance Shares Agreement provides that, as to the remaining 50% of the shares underlying each Named Executive’s Performance Share award (the “TSR-Based Award”), vesting will occur based on the company’s performance, measured by company TSR over the TSR Performance Period, as compared to the TSR of the companies in a specified peer group (the “TSR Peer Group”).
TSR is based on the following formula:
(STOCK PRICE CHANGE	DIVIDENDS)	BEGINNING STOCK PRICE	TSR
For 2024, the TSR Peer Group consisted of the following 16 companies:
2024 TSR PEER GROUP
B&G Foods, Inc.	Hormel Foods Corporation	Lancaster Colony Corporation
Campbell Soup Company	J&J Snack Foods Corp.	McCormick & Company, Incorporated
Conagra Brands, Inc.	Kellanova	Mondelez International, Inc.
General Mills, Inc.	The J.M. Smucker Company	Post Holdings, Inc.
The Hain Celestial Group, Inc.	The Kraft Heinz Company	Treehouse Foods, Inc.
The Hershey Company
The Performance Shares Agreement provides that the TSR for peer group members will be adjusted in certain instances, including in the event a peer group company files for bankruptcy during the TSR Performance Period or a peer group company is acquired or subsumed by merger during the TSR Performance Period, in each case as described in the Performance Shares Agreement.
Hypothetical payouts based on the TSR for the company and each member of the TSR Peer Group are calculated at the end of each of the final four quarters of the TSR Performance Period using the performance/payout schedule below:
PERCENTILE OF COMPANY TSR VS. PEER GROUP TSR	PAYMENT PERCENTAGE (% OF TARGET)
Less than 30th	0%
30th	50%
50th	100%
70th	150%
90th or above	200%
For performance between the percentiles described above, the degree of vesting is interpolated on a linear basis. The hypothetical payout percentages for each of the final four quarters of the TSR performance period calculated in accordance with the above are then averaged to determine the actual payout percentage. As a result, the overall threshold payout percentage for the TSR-Based Award is 12.5%.
Vesting Upon Death, Disability, Retirement or Change of Control.   For the 2024 Performance Share grants, if the grantee’s employment terminates as a result of such grantee’s death or disability, the Performance Shares generally vest at the target level immediately. If the grantee retires at or after age 55 (provided that the sum of the grantee’s age plus years of service is equal to or greater than 65 and the retirement otherwise meets the requirements set forth in the agreement), on the normal vesting date the grantee will vest in the Performance Shares to the same extent as if the grantee had remained in continuous employment, except that the amounts will be prorated based upon the retirement date. Similar to all equity awards granted under the Omnibus Plan, for the 2024 Performance Share grants, “double-trigger” vesting applies if a change of control occurs. In addition to change of control, double-trigger vesting requires either that an award fail to be assumed by a successor employer or that the executive’s employment be terminated under specific circumstances within a specified period of time following the change of control before accelerated vesting can occur.
Dividends.   Dividends accrue on the Performance Shares and are paid in cash to the executive on the vesting date on all Performance Shares that vest.
Timing of Grants.   Performance Shares were granted on December 31, 2023, the first day of our 2024 fiscal year, to all Named Executives. It is expected that this approximate timing of granting awards will continue for consistency and planning purposes. Except in unusual circumstances (such as in connection with a new hire or appointment), we typically do not grant equity awards to the Named Executives at other dates.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	41

EXECUTIVE COMPENSATION
2022 Awards.   In fiscal 2022, the company granted certain Named Executives Performance Shares, with 50% of the award vesting based on ROIC during the performance period beginning on January 2, 2022 and ending on December 28, 2024, and 50% of the award vesting based on TSR during the performance period beginning on January 1, 2022 and ending on December 31, 2024. Mr. Thomas did not receive an award of Performance Shares in fiscal 2022, because he was not serving as an executive officer at the time of such grants. As previously disclosed, the 2022 Performance Share awards were also subject to ROIC minus WACC and relative TSR performance goals. The TSR payout opportunities and goals were substantially similar to those described above for the 2024 grants, except that the peer group consisted of the companies disclosed in the 2022 proxy statement with respect to the 2022 performance share awards. The ROIC-based Performance Share awards granted in 2022 are subject to the goals set forth in the table below:
ROIC MINUS WACC	PAYMENT PERCENTAGE (% OF TARGET)
Less than 175 basis points	0%
175 basis points	50%
375 basis points	100%
475 basis points or above	125%
The ROIC-based Performance Shares granted to the Named Executives in fiscal 2022 vested in early fiscal 2025 at 125% of target as a result of company ROIC during the three-fiscal year performance period exceeding company WACC by 611 basis points.
The TSR-based Performance Shares granted to the Named Executives in fiscal 2022 vested at 13.25% of target as a result of the company’s TSR from January 1, 2022, through each of the last four quarters in calendar year 2024, placing it in the 25th percentile, in the 31st percentile, in the 25th percentile, and in the 25th percentile for the respective quarters of the companies in the applicable TSR peer group.
TIME-BASED RESTRICTED STOCK UNITS
For our 2024 LTI grants, the compensation and human capital committee allocated 30% of the equity-based awards as RSUs. The use of RSUs is intended to better align our long-term incentive program to market practice and aid in the attraction and retention of talent.
With respect to regular annual RSU grants, in order to determine the actual target number of RSUs granted to each Named Executive who received a regular annual grant on December 31, 2023, the relevant portion of the total target dollar value shown above for such Named Executive allocated to RSUs (30%) was divided by the closing price on the last business day preceding the date of grant. The RSUs generally vest in substantially equal installments on the first three anniversaries of the grant date, subject to continued employment through each vesting date. The actual number of RSUs granted to each Named Executive is set forth below:
NAMED EXECUTIVE	NUMBER OF RSUS GRANTED
A. Ryals McMullian	69,360
R. Steve Kinsey	16,360
Terry S. Thomas	13,960
Heeth Varnedoe IV	16,360
Stephanie B. Tillman	12,030
Vesting Upon Death, Disability, Retirement or Change of Control.   For the 2024 RSU grants, if the grantee dies or becomes disabled, the RSUs generally vest in full immediately. If the grantee retires at or after age 55 (provided that the sum of the grantee’s age plus years of service is equal to or greater than 65 and the retirement otherwise meets the requirements set forth in the agreement), and at least one year following the grant date, the RSUs generally vest in full. Similar to other equity awards granted under the Omnibus Plan, for the 2024 RSU grants, “double-trigger” vesting applies if a change of control occurs. In addition to a change of control, double-trigger vesting requires either that an award fail to be assumed by a successor employer or that the executive’s employment be terminated under specific circumstances within a specified period of time following the change of control before accelerated vesting can occur.
Dividends.   Dividends accrue on the RSUs and are paid in cash to the executive on the date that the corresponding shares underlying the vested RSUs are paid out.
Timing of Grants.   RSUs were granted on December 31, 2023, the first day of fiscal year 2024, to all Named Executives. It is expected that this approximate timing of granting awards will continue for consistency and planning purposes. Except in unusual circumstances (such as in connection with a new hire or appointment), we typically do not grant equity awards to the Named Executives at other dates.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	42

EXECUTIVE COMPENSATION
RECOUPMENT (“CLAWBACK”) PROVISIONS
In light of new rules promulgated by NYSE and SEC requirements, the board of directors adopted an executive compensation recoupment policy effective as of November 16, 2023, which complies with the required standards (the “NYSE Clawback Policy”). The NYSE Clawback Policy provides for the prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received (on or after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the NYSE Clawback Policy is in general limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.
In general, we may utilize a broad range of recoupment methods under the NYSE Clawback Policy. The NYSE Clawback Policy does not condition clawback on the fault of the executive officer, and clawback thereunder is generally mandatory, except in limited circumstances where the compensation and human capital committee has made a determination that recovery would be impracticable and:
•
we have already attempted to recover such amounts but the direct expenses paid to a third party in an effort to enforce the NYSE Clawback Policy would exceed the amount to be recovered,

•
the recovery of amounts would violate applicable home country law, or

•
the recovery would cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code and applicable regulations.

Operation of the NYSE Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. We may not indemnify any such executive officer against the loss of such recovered compensation.
Since November 15, 2019, the company has maintained a separate clawback policy (the “Supplemental Clawback Policy”), which applies to incentive-based compensation, including cash-based and equity-based compensation. Effective as of November 16, 2023, the board amended and restated the Supplemental Clawback Policy (the “A&R Supplemental Clawback Policy”). The A&R Supplemental Clawback Policy continues to apply to the Named Executives, but reaches certain compensation that may not be addressed by the NYSE Clawback Policy. Specifically, it gives the compensation and human capital committee the discretion to seek recoupment of incentive-based compensation if (1) the grantee has engaged in certain detrimental activity, or (2) if the receipt of such compensation was based on an error in calculation or inaccurate data. It also gives the compensation and human capital committee discretion to seek recoupment of incentive-based compensation that was received prior to October 2, 2023 (in other words, prior to the applicability of the NYSE Clawback Policy) in the event of a required accounting restatement.
ANTI-HEDGING POLICY
The company’s insider trading policy prohibits short-term, speculative trading practices and hedging by executive officers, including any Named Executives, and directors.
RETIREMENT & OTHER POST-EMPLOYMENT BENEFITS

We provide retirement benefits to our Named Executives and other executives as noted below. The objective is to provide a competitive array of benefits that is affordable to the company. Retirement benefits reward continued employment and indirectly reward achievement of the metrics in the Omnibus Plan. We choose to pay them to remain competitive in the marketplace and to provide compensation that extends into employees’ non-earning years.

The company provides a defined contribution benefit to executives through the Flowers Foods, Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”) and the EDCP.
EXECUTIVE DEFERRED COMPENSATION PLAN
The EDCP provides additional deferred compensation opportunities to certain members of management. In particular, the EDCP allows these members of management to defer the receipt of a percentage of their salary and annual cash incentive award. The EDCP is not a tax-qualified plan.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	43

EXECUTIVE COMPENSATION
The participants’ deferrals are credited to a bookkeeping account established for the participant that is deemed to be credited with interest until paid. Additionally, the company allocates matching contributions pursuant to the plan on behalf of the participant that are also deemed to be credited with interest until paid.
Interest credited on deemed participant deferrals and company contributions to the EDCP are based on the Merrill Lynch U.S. Corp., BBB-rated Fifteen-Year Bond Index plus 150 basis points. In general, interest is considered above-market for Summary Compensation Table reporting purposes if earned at a rate that exceeds 120% or more of the applicable federal long-term rate. Earnings in the EDCP are interest-based credits that exceed this threshold. The company credits interest at above market rates because participants’ EDCP accounts are unfunded and unsecured and therefore subject to substantial risk of loss should events ever befall the company causing it to reorganize or liquidate. Interest credited to the EDCP on behalf of the Named Executives amounted to $350,953 for fiscal 2024.
Generally, the deemed deferrals and company contributions plus interest are paid to the participant upon a specific date or termination of employment.
Distributions from the EDCP are made from the company’s general assets. During 2008, participants were given a one-time, irrevocable opportunity to convert their EDCP deemed cash account for some or all prior years’ deferrals to an account that tracks the performance of our common stock. Balances as of the end of the fiscal year for participants making such an election were converted, based on the closing price of our common stock on January 2, 2009. The EDCP tracking account will be distributed in shares of our common stock at the time elected by the participant for the deferral year(s) in question.
The EDCP tracking account will be credited with dividends paid on company common stock for the number of shares deemed held in such account, and such dividends will then be deemed to be invested in the cash account and will earn interest as described above.
CHANGE OF CONTROL SEVERANCE
We maintain a change of control severance arrangement with our executives, including the Named Executives, as set forth in the Flowers Foods, Inc. Change of Control Plan (the “Change of Control Plan”). Such arrangements have several business objectives important to the company, including stability of the executive team in the event of a threatened or pending change of control, and post-employment restrictive covenants (non-competition, non-solicitation and trade secret protection, among others). The Change of Control Plan rewards executives for remaining employed with the company on a timetable convenient to the company rather than to the executive. We choose to make such payments to obtain the business objectives mentioned. The Change of Control Plan provides double-trigger severance at amounts that we believe are market-appropriate, has no excise tax gross-up provisions and is consistent with current corporate governance norms (see section entitled “Potential Payments Upon Termination or Change of Control” in this proxy statement for additional details). In 2015, the compensation and human capital committee adopted a policy that, without shareholder approval, future cash severance arrangements may not exceed 2.99 times salary and target annual cash incentive.
EXECUTIVE STOCK OWNERSHIP GUIDELINES
Based on the view of the compensation and human capital committee that the ownership of an equity interest in the company by executives, including Named Executives, is a component of good corporate governance and aligns executive and shareholder interests, stock ownership guidelines were adopted that require key members of the company’s management team to directly own minimum amounts of the company’s common stock. All direct holdings of our common stock, certain indirect holdings, and all vested and unvested shares of deferred stock are included for purposes of determining compliance. However, restricted stock, stock options (whether or not vested) and Performance Shares not yet paid out are not included for the purpose of determining satisfaction of the guidelines. The guidelines for the Named Executives are set forth in the table below.
Executives subject to the guidelines must hold at least 75% of all net shares received through vesting and distribution of Performance Shares or restricted stock until the applicable guidelines are achieved.
Progress toward the guidelines is reviewed annually by the compensation and human capital committee, and the committee has discretion to waive one or more requirements set forth in the guidelines. Each of the Named Executives is currently in compliance with the guidelines or on track to meet them, or has been granted a waiver by the compensation and human capital committee.
NAMED EXECUTIVE	STOCK OWNERSHIP GUIDELINE
Chairman and Chief Executive Officer	6 times base salary
Chief Financial Officer	3 times base salary
Chief Growth Officer	3 times base salary
President and Chief Operating Officer	3 times base salary
Chief Legal Counsel	3 times base salary
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	44

EXECUTIVE COMPENSATION
Compensation Committee Interlocks and Insider Participation
During 2024, Ms. Lewis, Mr. Casey, Mr. Chubb, and Dr. Stith served on the compensation and human capital committee. No member of the compensation and human capital committee was, during 2024, an officer or employee of the company, was formerly an officer of the company, or had any relationship requiring disclosure by the company as a related party transaction under Item 404 of Regulation S-K. During 2024, none of the company’s executive officers served on the board of directors or the compensation committee of any other entity, any officers of which served either on the company’s board of directors or compensation and human capital committee.
Compensation Committee Report
The compensation and human capital committee is responsible for evaluating and approving the company’s compensation plans, policies and programs. The compensation and human capital committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the company’s management and based on this review and discussion, recommended to the board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC and included in the proxy statement for the 2025 annual meeting of shareholders.
THE COMPENSATION AND HUMAN CAPITAL COMMITTEE OF THE BOARD OF DIRECTORS:
Margaret G. Lewis, Chair
Edward J. Casey, Jr.
Thomas C. Chubb, III
Melvin T. Stith, Ph.D.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	45

EXECUTIVE COMPENSATION
Compensation Tables
FISCAL 2024 SUMMARY COMPENSATION TABLE
The following table summarizes the compensation for the fiscal years ended December 28, 2024, December 30, 2023, and December 31, 2022 (as applicable) of the Named Executives, which consist of the chief executive officer, the chief financial officer, and each of the three other most highly compensated executive officers of Flowers Foods who were serving as executive officers at the end of the 2024 fiscal year. For an explanation regarding the amount of salary and annual incentive awards in proportion to total compensation of the Named Executives, see the section above titled “Executive Compensation — Compensation Discussion and Analysis — Mix of Compensation Opportunity.”
NAME AND PRINCIPAL POSITION	YEAR	SALARY(2) ($)	BONUS ($)	STOCK AWARDS(3) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(4) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(5) ($)	ALL OTHER COMPENSATION(6) ($)	TOTAL ($)
A. Ryals McMullian Chairman and Chief Executive Officer	2024	987,884	—	5,492,059	1,193,915	50,135	220,540	7,944,533
	2023	954,289	—	4,452,212	674,469	53,133	258,937	6,393,039
	2022	917,654	—	4,360,518	737,843	53,851	185,493	6,255,359
R. Steve Kinsey Chief Financial Officer	2024	700,000	—	1,295,093	540,960	29,011	94,283	2,659,347
	2023	665,025	—	1,179,827	301,132	30,764	108,309	2,285,058
	2022	632,787	—	1,145,409	325,689	31,974	120,908	2,256,767
Terry S. Thomas(1) Chief Growth Officer	2024	650,000	350,000	1,105,056	439,530	6	59,511	2,604,103
	2023	202,500	350,000	2,558,856	85,033	—	80,917	3,277,306
Heeth Varnedoe IV(1) President and Chief Operating Officer	2024	700,000	—	1,295,093	540,960	1,738	67,050	2,604,841
	2023	560,219	—	925,184	255,901	1,105	42,222	1,784,631
Stephanie B. Tillman Chief Legal Counsel	2024	542,648	—	952,316	367,777	4,921	53,385	1,921,047
	2023	483,421	—	842,378	191,536	4,555	52,055	1,573,945
	2022	443,635	—	594,994	173,344	4,139	41,787	1,257,899

(1)
No information is provided with respect to the 2022 fiscal year for Messrs. Thomas and Varnedoe, because they were not Named Executives prior to the 2023 fiscal year.

(2)
Named Executives may elect to defer amounts into the 401(k) Plan (up to the U.S. Internal Revenue Service (“IRS”) limits) and into the EDCP. Amounts of salary deferred during fiscal 2024 were as follows:

NAME	SALARY DEFERRALS INTO 401(K) PLAN ($)	SALARY DEFERRALS TO EDCP ($)	TOTAL ($)
A. Ryals McMullian	29,394	251,735	281,129
R. Steve Kinsey	30,500	56,000	86,500
Terry S. Thomas	30,500	—	30,500
Heeth Varnedoe IV	22,535	70,000	92,535
Stephanie B. Tillman	30,500	30,963	61,463

(3)
Represents the grant date fair value of Performance Shares and RSUs. Grant date fair value of awards (reported in the “Stock Awards” column) is determined in accordance with ASC 718, and for Performance Shares, is based on the probable outcome of the performance goals as of the grant date. Assuming the highest levels of performance conditions are achieved at a grant date stock price of $22.51, the aggregate value at the grant date of the ROIC-based and TSR-based Performance Shares granted in 2024 would be as follows: Mr. McMullian, $6,950,776; Mr. Kinsey, $1,638,912; Mr. Thomas, $1,398,401; Mr. Varnedoe, $1,638,912; and Ms. Tillman, $1,205,133. See Note 2 and Note 20 to the company’s consolidated financial statements in our Annual Report on Form 10-K for fiscal year ended December 28, 2024, for a description of the assumptions made in the valuation of stock awards under ASC 718.

(4)
Non-equity incentive plan compensation includes all performance-based cash awards under the Omnibus Plan earned by the Named Executives during the fiscal year.

(5)
Amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2024 represent only the portion of earnings under the EDCP that is “above-market” for purposes of the applicable disclosure rules.

(6)
Amounts reported in the “All Other Compensation” column for 2024 are reported in the table below.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	46

EXECUTIVE COMPENSATION
NAME	EMPLOYER CONTRIBUTIONS TO SECTION 401(K) PLAN ($)	EMPLOYER CONTRIBUTIONS TO EDCP ($)	TOTAL ($)
A. Ryals McMullian	21,405	199,136	220,540
R. Steve Kinsey	20,700	73,583	94,283
Terry S. Thomas	20,700	38,811	59,511
Heeth Varnedoe IV	20,700	46,350	67,050
Stephanie B. Tillman	20,700	32,685	53,385
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	47

EXECUTIVE COMPENSATION
FISCAL 2024 GRANTS OF PLAN-BASED AWARDS
The following table details grants made during the fiscal year ended December 28, 2024, pursuant to incentive plans in place at Flowers Foods as of that date:
NAME AND GRANTS	GRANT DATE	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(2) ($)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
A. RYALS MCMULLIAN
Non-Equity Incentive Plan Award		370,781	1,235,937	2,471,874
ROIC-Based Performance Shares	12/31/2023				40,460	80,920	121,380		1,821,509
TSR-Based Performance Shares	12/31/2023				10,115	80,920	161,840		2,109,256
Time-Based Restricted Stock Units	12/31/2023							69,360	1,561,294
R. STEVE KINSEY
Non-Equity Incentive Plan Award		168,000	560,000	1,120,000
ROIC-Based Performance Shares	12/31/2023				9,540	19,080	28,620		429,491
TSR-Based Performance Shares	12/31/2023				2,385	19,080	38,160		497,338
Time-Based Restricted Stock Units	12/31/2023							16,360	368,264
TERRY S. THOMAS
Non-Equity Incentive Plan Award		136,500	455,000	910,000
ROIC-Based Performance Shares	12/31/2023				8,140	16,280	24,420		366,463
TSR-Based Performance Shares	12/31/2023				2,035	16,280	32,560		424,354
Time-Based Restricted Stock Units	12/31/2023							13,960	314,240
HEETH VARNEDOE IV
Non-Equity Incentive Plan Award		168,000	560,000	1,120,000
ROIC-Based Performance Shares	12/31/2023				9,540	19,080	28,620		429,491
TSR-Based Performance Shares	12/31/2023				2,385	19,080	38,160		497,338
Time-Based Restricted Stock Units	12/31/2023							16,360	368,264
STEPHANIE B. TILLMAN
Non-Equity Incentive Plan Award		114,216	380,721	761,443
ROIC-Based Performance Shares	12/31/2023				7,015	14,030	21,045		315,815
TSR-Based Performance Shares	12/31/2023				1,754	14,030	28,060		365,705
Time-Based Restricted Stock Units	12/31/2023							12,030	270,795

(1)
Annual cash incentive awards are earned based on the achievement of a specified adjusted EBITDA goal and a specified net revenue goal. The Threshold amount is 30% and presents the lowest possible payout assuming the minimum level of achievement. Should the performance not meet the minimum level of achievement, the payout would be zero.

(2)
Grant date fair value of Performance Shares and RSUs compiled in accordance with ASC 718 and, for Performance Shares, based on the probable outcome of the performance goals as of the grant date.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	48

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR END
The following table details all equity awards granted and outstanding as of December 28, 2024, the company’s most recent fiscal year end:
	STOCK AWARDS
NAME AND GRANTS	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
A. RYALS MCMULLIAN
ROIC-Based Performance Shares(1)	12/31/2023	—	—	121,380	2,484,649
TSR-Based Performance Shares(1)	12/31/2023	—	—	161,840	3,312,865
Restricted Stock Units(2)	12/31/2023	69,360	1,419,799	—	—
ROIC-Based Performance Shares(3)	1/1/2023	—	—	89,388	1,829,772
TSR-Based Performance Shares(3)	1/1/2023	—	—	71,510	1,463,810
ROIC-Based Performance Shares(4)	1/2/2022	—	—	91,700	1,877,099
TSR-Based Performance Shares(4)	1/2/2022	—	—	9,720	198,968
R. STEVE KINSEY
ROIC-Based Performance Shares(1)	12/31/2023	—	—	28,620	585,851
TSR-Based Performance Shares(1)	12/31/2023	—	—	38,160	781,135
Restricted Stock Units(2)	12/31/2023	16,360	334,889	—	—
ROIC-Based Performance Shares(3)	1/1/2023	—	—	23,688	484,893
TSR-Based Performance Shares(3)	1/1/2023	—	—	18,950	387,907
ROIC-Based Performance Shares(4)	1/2/2022	—	—	24,087	493,061
TSR-Based Performance Shares(4)	1/2/2022	—	—	2,553	52,260
TERRY S. THOMAS(4)
ROIC-Based Performance Shares(1)	12/31/2023	—	—	24,420	499,877
TSR-Based Performance Shares(1)	12/31/2023	—	—	32,560	666,503
Restricted Stock Units(2)	12/31/2023	13,960	285,761	—	—
ROIC-Based Performance Shares(3)	9/1/2023	—	—	31,300	640,711
TSR-Based Performance Shares(3)	9/1/2023	—	—	25,040	512,569
Restricted Stock Units(5)	9/1/2023	27,125	555,249	—	—
HEETH VARNEDOE IV
ROIC-Based Performance Shares(1)	12/31/2023	—	—	28,620	585,851
TSR-Based Performance Shares(1)	12/31/2023	—	—	38,160	781,135
Restricted Stock Units(2)	12/31/2023	16,360	334,889	—	—
ROIC-Based Performance Shares(3)	1/1/2023	—	—	18,575	380,230
TSR-Based Performance Shares(3)	1/1/2023	—	—	14,860	304,184
ROIC-Based Performance Shares(4)	1/2/2022	—	—	9,587	196,246
TSR-Based Performance Shares(4)	1/2/2022	—	—	1,016	20,798
STEPHANIE B. TILLMAN
ROIC-Based Performance Shares(1)	12/31/2023	—	—	21,045	430,791
TSR-Based Performance Shares(1)	12/31/2023	—	—	28,060	574,388
Restricted Stock Units(2)	12/31/2023	12,030	246,254	—	—
ROIC-Based Performance Shares(3)	1/1/2023	—	—	16,913	346,209
TSR-Based Performance Shares(3)	1/1/2023	—	—	13,530	276,959
ROIC-Based Performance Shares(4)	1/2/2022	—	—	12,512	256,121
TSR-Based Performance Shares(4)	1/2/2022	—	—	1,326	27,143

(1)
The performance measurement periods for the 2024 ROIC-Based Performance Shares and the 2024 TSR-Based Performance Shares run from December 31, 2023 to January 2, 2027 and from January 1, 2024 to December 31, 2026, respectively, and both awards vest upon the filing of the Annual Report on Form 10-K for the company’s 2026 fiscal year. The 2024 ROIC-Based Performance Shares are reported at the maximum level. The 2024 TSR-Based Performance Shares are reported at the maximum level.

(2)
One-third of the RSUs generally vest on each of December 31, 2024, December 31, 2025, and December 31, 2026, subject to continued employment through each applicable date.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	49

EXECUTIVE COMPENSATION
(3)
The performance measurement periods for the 2023 ROIC-Based Performance Shares and the 2023 TSR-Based Performance Shares run from January 1, 2023 to December 27, 2025 and from January 1, 2023 to December 31, 2025, respectively, and both awards vest upon the filing of the Annual Report on Form 10-K for the company’s 2025 fiscal year. The 2023 ROIC-Based Performance Shares are reported at the maximum level. The 2023 TSR-Based Performance Shares are reported at the target level.

(4)
The performance measurement periods for the 2022 ROIC-Based Performance Shares and the 2022 TSR-Based Performance Shares ended on December 28, 2024 and December 31, 2024, respectively, and both awards vested upon the filing of the Annual Report on Form 10-K for the company’s 2024 fiscal year. The amounts reported in the table represent the portions of the awards earned based on performance for the full performance periods. The ROIC-Based Performance Share payout was 125%, and the TSR-Based Performance Share payout was 13.25%.

(5)
These RSUs vest on February 13, 2025, subject to Mr. Thomas’ continued employment through such date.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2024
The following table details vesting of Performance Shares and RSUs during the fiscal year ended December 28, 2024.
	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
A. Ryals McMullian	184,211	4,218,432
R. Steve Kinsey	57,183	1,309,491
Terry S. Thomas	27,125	601,090
Heeth Varnedoe IV	23,322	534,074
Stephanie B. Tillman	20,164	461,756
FISCAL 2024 NONQUALIFIED DEFERRED COMPENSATION
NAME	EXECUTIVE CONTRIBUTIONS IN FY 2024(1) ($)	REGISTRANT CONTRIBUTIONS IN FY 2024(2) ($)	AGGREGATE EARNINGS IN FY 2024(3) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS IN FY 2024 ($)	AGGREGATE BALANCE AT 12/30/2024(4) ($)
A. Ryals McMullian	251,735	199,136	205,877	(209,502)	3,260,253
R. Steve Kinsey	56,000	73,583	116,515	—	1,810,757
Terry S. Thomas	—	38,811	36	—	38,848
Heeth Varnedoe IV	70,000	46,350	8,273	—	201,698
Stephanie B. Tillman	30,963	32,685	20,253	—	343,935

(1)
Amounts in this column are deferrals of 2024 salary earned and are included in the “Salary” column in the Summary Compensation Table for the 2024 fiscal year.

(2)
Amounts in this column are included in “All Other Compensation” in the Summary Compensation Table for the 2024 fiscal year.

(3)
Above-market interest on nonqualified deferred compensation is included in the Summary Compensation Table for 2024 as “Nonqualified Deferred Compensation Earnings” for the 2024 fiscal year. Interest is above-market if earned at a rate which is 120% or more of the applicable federal long-term rate. Earnings in the EDCP are interest-based credits which exceed this threshold. The amount of above-market interest for each executive included in the Summary Compensation Table for 2024 is as follows: Mr. McMullian, $50,135 Mr. Kinsey, $29,011; Mr. Thomas, $6; Mr. Varnedoe, $1,738; and Ms. Tillman, $4,921.

(4)
The cumulative portion of the aggregate balance at December 28, 2024 reported in the Summary Compensation Table for all years prior to 2024 is as follows: Mr. McMullian, $2,213,798; Mr. Kinsey, $1,239,739; Mr. Thomas, $0; Mr. Varnedoe, $23,527; and Ms. Tillman, $97,211.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	50

EXECUTIVE COMPENSATION
Potential Payments Upon Termination or Change of Control
PAYMENTS MADE UPON TERMINATION IN CONNECTION WITH A CHANGE OF CONTROL
The Change of Control Plan is designed to provide for stability and continuity of management and the company’s operations in the event of a change of control. The compensation and human capital committee may designate, in its sole discretion, additional executives that are eligible to participate in the Change of Control Plan. If the company experiences a change of control and, during the protection period, (i) an executive’s employment is terminated for any reason other than for Cause (as defined in the Change of Control Plan), death or disability, or (ii) the executive terminates his employment for Good Reason (as defined in the Change of Control Plan), the executive is/was entitled to the following payments:
•
an amount equal to three times (in the case of Mr. McMullian) and two times (in the case of Messrs. Kinsey, Thomas, and Varnedoe and Ms. Tillman) the executive’s annual base salary and target annual cash incentive award under the Omnibus Plan at the time of termination (subject to adjustment if base salary was reduced in connection with the change of control);

•
a lump sum amount equal to 18 times the monthly premium amount calculated as if the executive had continued participation in the company’s medical plan using the executive’s coverage election at the time of termination; and

•
up to $25,000 of outplacement services for up to one year following termination.

In the event that actual payments to an executive under the Change of Control Plan are determined in certain instances to be subject to excise taxes, the payments to be paid will be set to the “best net” amount, representing either (i) the largest portion of the payments that would result in no portion being subject to excise taxes, or (ii) the entire payments, whichever amount, after taking into account all applicable taxes, including excise taxes, results in the executive receiving, on an after tax basis, the greater amount of payments notwithstanding that all or a portion of the payments may be subject to excise taxes.
In 2015, the compensation and human capital committee adopted a policy that, without shareholder approval, future cash severance arrangements may not exceed 2.99 times salary and target annual cash incentive award.
The following events would constitute a change of control under the Change of Control Plan:
•
any person becomes the beneficial owner of securities representing 35% or more of the voting power of the company other than as a result of the following:

(i)
acquisitions from the company with prior approval of the board of directors,

(ii)
acquisitions by the company, a subsidiary or an employee benefit plan of the company or a subsidiary,

(iii)
acquisitions as a result of stock dividends, splits or similar transactions,

(iv)
a reduction in the number of shares outstanding pursuant to a board-approved transaction, or

(v)
acquisitions where the board of directors determines that beneficial ownership was acquired in good faith and the person promptly divests a number of shares necessary to reduce his beneficial ownership below 35%;

•
all or substantially all of the company’s assets are sold to another entity, or the company is merged or consolidated into or with another entity (other than a subsidiary of the company), with the result that upon the conclusion of the transaction the company’s shareholders immediately prior to the transaction will beneficially own less than 60% of the voting power of the surviving entity;

•
a majority of the board of directors are not directors who were (i) members of the board of directors on the effective date of the Change of Control Plan or (ii) nominated for election or elected to the board of directors by at least 2/3 of the directors who were members of the board of directors on the effective date of the Change of Control Plan plus previously qualified successors serving as directors at the time of such nomination or election; or

•
approval by the company’s shareholders of a complete liquidation or dissolution of the company.

For purposes of the Change of Control Plan, the protection period includes:
•
the period beginning on the date of the change of control and continuing until the second anniversary thereof; and

•
the six-month period prior to the date of the change of control if an executive is terminated without Cause or terminates for Good Reason and, in either case, the termination (i) was requested by the third party that effectuates the change of control, or (ii) occurs in connection with the change of control.

The Change of Control Plan includes a one-year covenant not to compete with respect to the trade or business of the successor entity. The Change of Control Plan also includes, for all executives, non-disclosure covenants that do not expire, certain trade secret protections, two-year non-solicitation covenants and non-disparagement covenants that do not expire. Payments under the Change of Control Plan are subject to the execution by the executive of a general release of the company.
Breach of the release or of any covenant may result in the forfeiture of any payments or benefits that the executive is entitled to under the Change of Control Plan.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	51

EXECUTIVE COMPENSATION
Pursuant to the Change of Control Plan, the only event that triggers cash payments and the provision of other benefits is a change of control followed by (or in the limited circumstances described above, preceded by) the termination of an executive’s employment, other than for death, disability or for Cause or voluntary resignation other than for Good Reason, within the protection period. In addition, any undistributed amounts under the company’s deferred compensation plan will be distributed upon a change of control.
PAYMENTS MADE UPON DEATH OR DISABILITY, RETIREMENT OR CHANGE OF CONTROL
If a Named Executive dies, becomes permanently disabled or retires (at age 65 or after) he or she is generally entitled to the following items with respect to awards granted in or prior to 2024:
•
immediate vesting in all unvested stock options, of which currently there are none;

•
in the cases of death or disability, immediate vesting in Performance Shares at the target amount (or actual amount in the event the applicable performance period is complete as of the date of such death or disability) and in RSUs; and

•
in the case of retirement, for the Performance Shares, at the normal vesting date a prorated award based upon the retirement date and actual performance (for purposes of the calculations that follow, if actual results are unknown, target values are used), for Mr. Thomas’ RSUs granted in 2023, a prorated award based upon the retirement date, and, for RSUs granted in fiscal 2024, vesting in full as long as such retirement occurs at least one year following the grant date (otherwise, RSUs are forfeited).

All equity awards granted under the Omnibus Plan include a double-trigger vesting mechanism upon a change of control.
Amounts shown in the table below represent estimated amounts payable (or realizable) by the company to each Named Executive, upon death, disability, or retirement, a change of control without termination or termination in connection with a change of control. Amounts shown in the tables below are the estimated payment amounts assuming that the triggering event occurred on December 27, 2024, the last business day of fiscal 2024. Values in the tables for equity-based awards are calculated using the closing market price of the company’s common stock on December 27, 2024 of $20.47.
NAME	DEATH/ DISABILITY ($)	RETIREMENT ($)	CHANGE OF CONTROL WITHOUT TERMINATION ($)	QUALIFYING TERMINATION IN CONNECTION WITH A CHANGE OF CONTROL(1) ($)
A. RYALS MCMULLIAN
Cash Severance	—	—	—	6,750,000
Equity Vesting	10,663,642	5,289,073	—	8,473,972
Other Benefits(2)	—	—	—	59,900
TOTAL	10,663,642	5,289,073	—	15,283,872
R. STEVE KINSEY
Cash Severance	—	—	—	2,520,000
Equity Vesting	2,680,751	1,371,012	—	2,103,978
Other Benefits(2)	—	—	—	53,102
TOTAL	2,680,751	1,371,012	—	4,677,080
TERRY S. THOMAS
Cash Severance	—	—	—	2,210,000
Equity Vesting	2,532,651	N/A	—	2,291,743
Other Benefits(2)	—	—	—	59,120
TOTAL	2,532,651	N/A	—	4,560,864
HEETH VARNEDOE IV
Cash Severance	—	—	—	2,520,000
Equity Vesting	2,038,403	838,008	—	1,738,431
Other Benefits(2)	—	—	—	51,367
TOTAL	2,038,403	838,008	—	4,309,799
STEPHANIE B. TILLMAN
Cash Severance	—	—	—	1,904,000
Equity Vesting	1,784,370	N/A	—	1,449,294
Other Benefits(2)	—	—	—	61,460
TOTAL	1,784,370	N/A	—	3,414,755
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	52

EXECUTIVE COMPENSATION
(1)
In addition to amounts payable under the Change of Control Plan, in the event of a qualifying termination within two years after or six months prior to a change in control (or in the event awards are not assumed or converted in such change in control), (a) each Named Executive is entitled to vesting of his or her ROIC Performance Shares at the target level and vesting of his or her TSR Performance Shares at the target level (or, if 12 months of the TSR performance period have been completed as of the date of the occurrence of such event, at the actual level based on TSR as of the date of such occurrence) and (b) Mr. Thomas is entitled to full vesting of his RSUs.

(2)
Other Benefits includes the estimated cost of outplacement services and a lump sum amount representing 18 months of continued health and welfare benefits in accordance with the terms of the Change of Control Plan.

N/A
 Not currently retirement eligible.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	53

EXECUTIVE COMPENSATION
Pay Ratio Disclosure
YEAR	CEO TOTAL COMPENSATION ($)	MEDIAN EMPLOYEE TOTAL COMPENSATION ($)	RATIO OF CEO TO MEDIAN EMPLOYEE TOTAL COMPENSATION
2024	7,968,931	61,778	129 to 1
Our chief executive officer’s annual total compensation is 129.0 times that of the median of the annual total compensation of all our employees other than the chief executive officer. The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We used the following methodology in calculating the pay ratio:
1.
We included all employees active as of our determination date of December 28, 2024, with the exception of our current chief executive officer, to identify the median employee. We did not include any:

(i)
employees with 2024 compensation who were no longer active as of December 28, 2024,

(ii)
contract labor employees,

(iii)
independent distributors,

(iv)
leased labor employees, or

(v)
employees hired prior to December 28, 2024 without 2024 compensation.

We do not have any employees located outside of the United States.
2.
We found the median employee using 2024 gross compensation reported to the U.S. Internal Revenue Service on Form W-2 for the period of December 31, 2023 to December 28, 2024. Specifically, we used Form W-2, Gross Pay.

3.
The annual total compensation reported for our chief executive officer consists of his total compensation as reported for 2024 in the Fiscal 2024 Summary Compensation Table on page 46 of this proxy statement, plus employer-provided health and wellness benefits. The total compensation reported for the median employee is the total amount of compensation paid to the median employee during the period of December 31, 2023 to December 28, 2024, calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, plus employer-provided health and wellness benefits.

Pay Versus Performance(1)
FISCAL YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)	COMPENSATION ACTUALLY PAID TO PEO(2) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS(2) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME(5) ($ IN THOUSANDS)	ADJUSTED EBITDA(6) ($ IN THOUSANDS)
					COMPANY TOTAL SHAREHOLDER RETURN(3) ($)	PEER GROUP TOTAL SHAREHOLDER RETURN(4) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	7,944,533	7,976,508	2,447,335	2,039,106	112.71	113.91	248,116	538,531
2023	6,393,039	4,447,525	2,109,578	1,569,172	118.91	119.68	123,416	501,738
2022	6,255,359	8,123,687	1,836,906	2,359,595	146.14	129.46	228,394	502,030
2021	5,979,905	7,749,481	1,955,812	2,505,445	135.34	118.36	206,187	490,861
2020	5,086,770	5,109,271	2,189,017	2,154,414	107.73	104.67	152,318	521,690

(1)
Our principal executive officer (“PEO”) and non-PEO named executive officers for each fiscal year are shown below:

FISCAL YEAR	PEO, FOR THE FULL YEAR	NON-PEO NAMED EXECUTIVE OFFICERS
2024	Mr. McMullian	Messrs. Kinsey, Thomas, and Varnedoe and Ms. Tillman
2023	Mr. McMullian	Messrs. Kinsey, Thomas, Varnedoe, and Wheeler and Ms. Tillman
2022	Mr. McMullian	Messrs. Kinsey, Wheeler, Bradley K. Alexander and Ms. Tillman
2021	Mr. McMullian	Messrs. Kinsey, Alexander, Wheeler and H. Mark Courtney
2020	Mr. McMullian	Messrs. Kinsey, Alexander, Wheeler and H. Mark Courtney
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	54

EXECUTIVE COMPENSATION
(2)
For each of fiscal years 2024, 2023, 2022, 2021 and 2020 (each, a “Covered Year”), in determining both the compensation “actually paid” to our PEO and the average compensation “actually paid” to our non-PEO named executive officers for purposes of this Pay Versus Performance table (“PVP Table”), we deducted from or added back to the total amounts of compensation reported in column (b) or column (d), as applicable, for such Covered Year certain amounts. The compensation “actually paid” to our PEO and the average compensation “actually paid” to our non-PEO named executive officers for fiscal year 2024 was computed as follows:

PEO	2024
SUMMARY COMPENSATION TABLE (SCT) TOTAL FOR PEO	$7,944,533
- change in actuarial present value of pension benefits	—
+ service cost of pension benefits	—
+ prior service cost of pension benefits	—
- SCT “Stock Awards” column value	$(5,492,059)
- SCT “Option Awards” column value	—
+ Covered Year-end fair value of outstanding equity awards granted in Covered Year	$4,732,664
+/- change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted in prior years	$(215,650)
+ vesting date fair value of equity awards granted and vested in Covered Year	—
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	$526,229
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings paid on equity awards during Covered Year	$480,791
COMPENSATION ACTUALLY PAID TO PEO	$7,976,508
AVERAGE FOR NON-PEO NAMED EXECUTIVE OFFICERS	2024
AVERAGE SCT TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS	$2,447,335
- change in actuarial present value of pension benefits	—
+ service cost of pension benefits	—
+ prior service cost of pension benefits	—
- SCT “Stock Awards” column value	$(1,161,890)
- SCT “Option Awards” column value	—
+ Covered Year-end fair value of outstanding equity awards granted in Covered Year	$846,076
+/- change in fair value (from prior year-end to Covered Year-end) of equity awards outstanding at Covered Year-end that were granted in prior years	$(230,723)
+ vesting date fair value of equity awards granted and vested in Covered Year	—
+/- change in fair value (from prior year-end to vest date in Covered Year) of prior-year equity awards vested in Covered Year	$69,502
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings paid on equity awards during Covered Year	$68,806
AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS	$2,039,106

(3)
For each Covered Year, our total shareholder return was calculated as the yearly percentage change in our cumulative total shareholder return on our common stock, par value $0.01 per share, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on NYSE on December 27, 2019 through and including the last day of the fiscal year covered (each one-year, two-year, three-year, four-year, and five-year period, the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period, divided by (b) our closing share price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of each Measurement Period to produce the Covered Year-end values of such investment as of the end of fiscal 2024, 2023, 2022, 2021 and 2020, as applicable. Because Covered Years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time. Our total shareholder return and our peer group total shareholder return (discussed further in footnote 4) for fiscal 2023 have been updated to correct an administrative error.

(4)
For purposes of this pay versus performance disclosure, our peer group is the S&P 500 Packaged Food/Meats Index (the “PVP Peer Group”). For each Covered Year, our PVP Peer Group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 in the index through each Measurement Period, assuming dividend reinvestment.

(5)
Net income is calculated in accordance with GAAP.

(6)
Adjusted EBITDA is calculated as described in Appendix A.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	55

EXECUTIVE COMPENSATION
The following charts provide, across the Covered Years:
(1)
a comparison between our cumulative total shareholder return and the cumulative total shareholder return of the PVP Peer Group, and

(2)
illustrations of the relationships between (A) the executive compensation actually paid to the PEO and the average of the executive compensation actually paid to our non-PEO named executive officers (in each case as set forth in the PVP Table above) and (B) each of the performance measures set forth in columns (f), (h) and (i) of the PVP Table above.

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND TOTAL SHAREHOLDER RETURN AND BETWEEN TOTAL SHAREHOLDER RETURN OF THE COMPANY AND PVP PEER GROUP

RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND NET INCOME

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	56

EXECUTIVE COMPENSATION
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND ADJUSTED EBITDA

As shown above, the company has selected adjusted EBITDA as the company-selected measure for the pay versus performance disclosure as we believe it represents the most important financial performance measure we used to link compensation actually paid to the Named Executives in 2024 to the company’s performance. Adjusted EBITDA is the performance measure used to determine 70% of the 2024 annual cash incentive award payouts. In 2020, the correlation between compensation actually paid and adjusted EBITDA was not as strong because of the impacts of COVID-19 on our operations. Additionally, Mr. McMullian’s base salary and target annual cash incentive award were lower in 2020 as it was his first full year acting as chief executive officer. Increases in compensation actually paid over time were driven in part by increases in the value per share for unvested equity awards due to our stock price performance during the time period covered by the pay versus performance disclosure.
The following table lists the financial performance measures that we believe represent the most important financial performance measures we used to link compensation actually paid to our Named Executives for fiscal 2024 to our performance:
FINANCIAL PERFORMANCE METRICS
Adjusted EBITDA
Net Revenue
Relative TSR Ranking
ROIC
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	57

AUDIT COMMITTEE MATTERS

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee and board of directors have appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending January 3, 2026. The board of directors recommends that this appointment be ratified.
Representatives of PwC will be present at the 2025 annual meeting of shareholders and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
We have been advised by PwC that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the company or its subsidiaries.
Although we are not required to seek shareholder ratification of the appointment of PwC as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders of the company do not ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending January 3, 2026, the audit committee will reconsider the appointment. Even if the appointment is ratified, the audit committee may appoint a different independent registered public accounting firm at any time during the year if the audit committee determines such a change would be in the best interests of the company and our shareholders.
Fiscal 2024 and Fiscal 2023 Audit Firm Fee Summary
During fiscal 2024 and fiscal 2023, we retained our principal accountant, PwC, to provide services in the following categories and amounts:
PWC FEE CATEGORY		APPROXIMATE FISCAL YEAR TOTALS
	DESCRIPTION	2024 ($)	2023 ($)
AUDIT FEES	Fees for audit services, including fees associated with annual audits, the reviews of our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, accounting consultants in both years, and out-of-pocket costs incurred in connection with the audit in both years	3,285,000	3,765,000
AUDIT RELATED FEES	Fees for audit related services, including services related to audits of an employee benefit plan in both years	114,000	109,000
TAX FEES	Fees for tax services, including tax compliance, tax advice and tax planning	666,099	597,364
ALL OTHER FEES	Fees for all other services not described above • 2024: No additional services provided. • 2023: Associated with the implementation and phased rollout of a new enterprise resource planning system and a software licensing agreement.	—	89,500
The audit committee is responsible for pre-approving all audit and permissible non-audit services to be performed for us by PwC prior to its engagement for such services. The audit committee has adopted policies and procedures for the pre-approval of such services and provides pre-approval on a case-by-case basis. All non-audit services were reviewed by the audit committee, which concluded that the provision of such services by PwC was compatible with the maintenance of that firm’s independence in the conduct of its auditing function.
All of the fees paid to PwC for services rendered during 2024 and 2023 under the categories of Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees, as applicable, were pre-approved by the audit committee.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	58

AUDIT COMMITTEE MATTERS
Vote Required
Proposal 3 requires the votes cast within the voting group favoring the action to exceed the votes cast opposing the action.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.
Audit Committee Report
The audit committee oversees, among other things:
•
the accounting and financial reporting processes of the company;

•
the audit of the company’s consolidated financial statements;

•
the company’s compliance with legal and regulatory requirements;

•
the effectiveness of the company’s internal control over financial reporting;

•
the qualifications, independence and performance of the company’s independent registered public accounting firm;

•
the performance of the company’s internal auditors; and

•
the effectiveness, processes, and reporting of the company’s enterprise risk management program.

The audit committee operates under a written charter adopted by the board of directors. It is available on the company’s website at https://investors.flowersfoods.com/corporate-governance/governance-documents. The charter, which was last amended effective November 15, 2024, is reviewed at least annually by the audit committee, and is amended by the board of directors, as appropriate, to reflect the evolving role of the audit committee.
In 2024, the audit committee held eight meetings. Meeting agendas are established by the chair of the audit committee, in consultation with the other committee members, the independent auditors and the appropriate officers of the company. The audit committee’s meetings include, whenever appropriate, executive sessions in which the audit committee meets as a committee and also separately with management, the internal auditors and the independent auditors.
The audit committee is comprised entirely of independent directors who meet the independence, experience, and other qualifications of the NYSE. The audit committee regularly provides resources and directs educational initiatives to help its members to continue developing skills and perspectives to enhance their contributions to the audit committee.
During 2024, the audit committee fulfilled its duties and responsibilities as outlined in the charter. Among other things, the audit committee:
•
Met with the senior members of the company’s financial management team at each regularly scheduled meeting;

•
Reviewed and discussed with management and the independent auditors the company’s earnings and other financial press releases and annual and quarterly reports on Form 10-K and Form 10-Q prior to filing with the SEC;

•
Received periodic updates from management regarding management’s process to assess the adequacy of the company’s internal control over financial reporting and management’s assessment of the effectiveness of the company’s internal control over financial reporting;

•
Reviewed and discussed with management, the internal auditors and the independent auditors management’s assessment of the effectiveness of the company’s internal control over financial reporting and the independent auditors’ opinion about the effectiveness of the company’s internal control over financial reporting;

•
Reviewed and discussed with management, the internal auditors and the independent auditors, as appropriate, the plans for, and the scope of, the company’s annual audit and other examinations;

•
Met in periodic executive sessions with certain members of management, the internal auditors and the independent auditors to discuss the results of their examinations, their assessments of the company’s internal control over financial reporting and the overall integrity of the company’s financial statements;

•
Reviewed the compensation of and services performed by the internal auditors;

•
Reviewed and discussed with management the company’s enterprise risk management activities and oversaw the effectiveness, processes, and reporting of the company’s enterprise risk management program;

•
Reviewed and discussed with management, the chief financial officer, the chief compliance officer, the internal auditors and the independent auditors the company’s performance with respect to legal, regulatory and ethical compliance programs, including the overall adequacy and effectiveness of the company’s code of conduct and compliance program, including the company’s internal procedures for employees and others to report legal or ethical concerns;

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	59

AUDIT COMMITTEE MATTERS
•
Reviewed and discussed with management and the independent auditors the company’s legal affairs, including, among other things, ongoing litigation and the U.S. Department of Labor’s compliance review under the Fair Labor Standards Act;

•
Reviewed and discussed with management reports and disclosures of insider and related-party transactions and any other potential conflict of interest situations on an ongoing basis in accordance with company policies and procedures;

•
Discussed with the board of directors and senior management the importance of maintaining and fostering a culture and tone of compliance generally and in particular with respect to internal controls and financial reporting;

•
Reviewed and evaluated the performance of the company’s independent registered public accounting firm based on the audit quality, performance, compensation, and independence of PwC;

•
Received regular updates from management regarding progress on and risks related to certain strategic initiatives, including the ERP upgrade and digital initiatives;

•
Reviewed and discussed with management the company’s information technology security risk exposures; and

•
Oversaw risks related to its duties and responsibilities.

2024 AUDITED FINANCIAL STATEMENTS
The audit committee has reviewed and discussed the company’s audited consolidated financial statements for the fiscal year ended December 28, 2024 with the company’s management and PwC, the company’s independent registered public accounting firm for the fiscal year ended December 28, 2024. Management represented to the audit committee that the company’s audited consolidated financial statements were prepared in accordance with GAAP. The audit committee has reviewed and discussed with management, the internal auditors, and PwC the results of their examinations and their assessments of the company’s internal control over financial reporting and discussed with senior officers of the company the processes undertaken to evaluate the accuracy and fair presentation of the company’s financial statements and the effectiveness of the company’s system of disclosure controls and procedures. The audit committee has also discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission, including the auditors’ evaluation of the quality of the company’s financial reporting.
Based on the reviews and discussions referred to above and the independence evaluation referred to below, the audit committee recommended to the board of directors that the company’s audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 for filing with the SEC.
INDEPENDENT AUDITOR SELECTION AND EVALUATION
In 2024, the audit committee continued retention of PwC as our independent registered public accounting firm; evaluated the quality of the annual audit; and evaluated the performance of the audit engagement partner. Noting the long tenure of 56 years that PwC has audited the company’s consolidated financial statements, the audit committee:
•
Carefully considered PwC’s controls and policies for maintaining independence, including receiving and reviewing the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the audit committee concerning independence, and discussing with PwC their independence;

•
Evaluated the institutional knowledge that is gained from the continued retention of PwC;

•
Monitored and restricted the scope of non-audit services provided by PwC to the company, including having a pre-approval process for engagement and fees for all non-audit work;

•
Evaluated compliance with the company’s hiring policies to not hire resources from PwC;

•
Provided oversight to PwC by meeting eight times throughout the year, including executive sessions;

•
Received a report from PwC regarding its internal evaluation of audit quality;

•
Reviewed and discussed the quality of the audit with management and the internal auditors;

•
Monitored PCAOB reports and peer reviews; and

•
Evaluated the performance of the audit engagement partner, considering the overall quality of the planning, execution and communication of results of the audit, timeliness of the audit and service commitments and the fee structure for the services provided. The independent auditor rotates the audit engagement partner every five years. In 2021, the audit committee selected a new audit engagement partner to serve in that capacity beginning in 2022 when the former audit engagement partner rotated off the engagement. To make its selection, the audit committee interviewed potential engagement partners including evaluating their experience and fit with values and relationships with both management and the audit committee. The audit committee had previously rotated the audit engagement partner for PwC in 2017.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	60

AUDIT COMMITTEE MATTERS
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors the continued retention of PwC as the company’s independent registered public accounting firm.
The Audit Committee of the Board of Directors:
James T. Spear, Chair
Rhonda O. Gass
Brigitte H. King
W. Jameson McFadden
Joanne D. Smith
C. Martin Wood III
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	61

SHAREHOLDER PROPOSAL

PROPOSAL 4 — SHAREHOLDER PROPOSAL TO ADOPT A POLICY FOR AN INDEPENDENT BOARD CHAIR, IF PROPERLY PRESENTED
The following shareholder proposal will be voted upon at the annual meeting if such proposal is properly presented at the annual meeting by or on behalf of the shareholder proponent. Shareholders submitting a proposal must appear personally or by proxy at the annual meeting to move the proposal for consideration. The company has been advised that The Accountability Board, Inc., beneficial owner of at least $15,000 in market value of the company’s securities for at least two years, whose address is 401 Edgewater Place STE 600, Wakefield, MA 01880, intends to present the proposal set forth below at the annual meeting. As required by SEC rules, the proposal and supporting statement are presented below in the form received from the shareholder proponent. The board and the company are not responsible for the contents of the shareholder proposal or supporting statement.
Shareholder Proposal and Supporting Statement
RESOLVED: Shareholders ask the Board to adopt a policy, and amend the bylaws as necessary, to require any Board Chair to be independent. The policy may provide that if a Chair at any time ceases to be independent, he or she shall be replaced with an independent one; that compliance with this policy is waived if no independent director is available and willing to serve as Chair; and that the policy shall apply prospectively so as not to violate any legal obligation existing at its adoption.
DEAR FELLOW SHAREHOLDERS:
Ryals McMullian is both CEO and Chairman of Flowers Foods. We believe that the Board having its own leadership, separate from the CEO, would be an effective way to ensure that it has the opportunity to fully debate all important issues in order to fulfill its oversight responsibilities and hold management accountable for performance. This would also allow the CEO to focus on running the day-to-day business.
In fact, Flowers’ own Corporate Governance Guidelines clearly state: “The role of the Board is to oversee the performance of the chief executive officer (the ‘CEO’) and other senior management of the Company, and to assure that the best interests of shareholders are being served.” [Emphasis added.] “To satisfy this responsibility, directors are expected to take a proactive approach to their duties and to function as active monitors of corporate management.”
As such, we believe the Board can’t truly fulfill its primary role if the CEO whose oversight it’s responsible for is the very same person leading that oversight.
We do recognize that Flowers has an independent Presiding Director, but serious concerns arise about the role.
First, at other major companies, this role is elected annually by the independent directors only. But at Flowers, no such firewall of independence is required for the selection process, as the Corporate Governance Guidelines say it’s the Board (as a whole) which appoints the role.
Further, although Flowers’ 2024 proxy statement says that “[p]ursuant to our corporate governance guidelines, the board of directors established the role of independent presiding director,” it doesn’t appear a Presiding Director is actually mandated in the event of a non-independent Chair, as the Governance Guidelines just state one “may” be appointed — not that one must or shall be.
But even if Flowers were to address those issues, concerns about having a non-independent Chair would persist, as vesting a single person with executive and Board leadership simply concentrates too much responsibility and inhibits independent Board oversight on behalf of shareholders.
As Glass Lewis said, “shareholders are better served when the board is led by an independent chair,” as this “leads to a more proactive and effective board of directors.”
Indeed: “The chair of the board should ideally be an independent director,” reports Institutional Shareholder Services (ISS), “to help provide appropriate counterbalance to executive management.”
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	62

SHAREHOLDER PROPOSAL
Based on the foregoing, we believe adopting a policy requiring any Chair to be independent would serve to protect shareholder interests. Thank you.
Board of Directors Statement in Opposition of Proposal 4
The board of directors has thoughtfully considered this proposal and has concluded that its adoption is not in the best interest of the company or its shareholders. Accordingly, the board of directors unanimously recommends a vote “AGAINST” this proposal for the following reasons.
We believe flexibility in board leadership is important and is in the best interests of the company and our shareholders.
Our board of directors takes great care to select the right leadership structure for our company and considers, on a case-by-case basis, the style of leadership best suited based on the circumstances as they exist at the time. Removing this flexibility would restrict the board’s ability to adapt and respond to its current circumstances and select a leadership structure that it believes to be in the best interests of the company and its shareholders.
We understand that there is no “one size fits all” board leadership structure. What is optimal for one company today may not be optimal down the road or for another company in different circumstances. Our board of directors annually reviews its leadership structure to ensure that it remains the optimal structure for the company and its shareholders. When making the decision to combine the roles of chairman and chief executive officer in 2023 in connection with our former chairman’s retirement, the board considered a variety of factors, including our business needs and strategic priorities, the current composition of the board, the fact that board committees are led by, and comprised entirely of, independent directors, the meaningful responsibilities of the independent presiding director and the board committees, and corporate governance trends in our industry, among others.
In 2024 and 2025, the board was unanimous in its decision to maintain a combined chairman and chief executive officer leadership role. As chairman and chief executive officer, Mr. McMullian is able to:
•
leverage his strong leadership and deep understanding of the company and its operations to effectively execute our strategic initiatives and serve as a bridge between the board and management;

•
ensure that the company has a unified voice in presenting its strategic vision and priorities to our shareholders, employees, customers, and stakeholders; and

•
support an efficient decision-making process and promote accountability.

We have an independent presiding director with meaningful leadership responsibilities.
Our Corporate Governance Guidelines provide that if the board chair is not independent, our independent directors should select an independent director to serve as independent presiding director. As independent presiding director, Mr. Chubb has robust defined authority and responsibilities, including:
•
presiding over executive sessions in which non-independent directors and other members of management do not participate;

•
serving as the liaison between the chairman and the independent, non-management directors of the company;

•
approving information sent by the company to directors;

•
reviewing and approving meeting agendas and schedules for the board of directors;

•
calling meetings of the independent, non-management directors; and

•
participating in shareholder engagement meetings, as needed.

Our board believes the independent presiding director role provides an appropriate balance between effective independent oversight and the consistent leadership of a combined chief executive officer and chairman to drive the execution of our corporate strategy.
Our corporate governance practices promote effective oversight and accountability.
We believe that good corporate governance is essential to ensure that the company is effectively managed for the long-term benefit of our shareholders. Our corporate governance practices reinforce the board of directors’ accountability to shareholders and promote effective oversight of management. We have four board committees with significant oversight responsibility, each of which are led by, and comprised entirely of, independent directors. Additionally, directors are elected annually by a majority of the votes cast, the board of directors and its committees engage in an annual evaluation process, the independent directors annually evaluate the CEO, our shareholders have the right to act by written consent and call a special meeting, and shareholders can communicate directly with the board of directors as a group, the independent, non-management directors as a group or any individual director. Furthermore, 11 of our 12 directors are independent.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	63

SHAREHOLDER PROPOSAL
Summary
In summary, we believe it is in the best interests of the company and its shareholders to retain the current flexibility to select a leadership structure that is best suited to meet the needs of the company and its shareholders as they exist at any given time. Furthermore, our board has adopted strong governance practices that promote effective oversight and accountability, including our robust and independent presiding director role, making this proposal unnecessary. For this and the other reasons outlined above, we recommend a vote “AGAINST” the shareholder proposal.
Vote Required
Proposal 4 requires the votes cast within the voting group favoring the action to exceed the votes cast opposing the action.
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 4.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	64

SHARE OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management
PRINCIPAL SHAREHOLDERS
The following table lists information regarding the ownership of our common stock by the only non-affiliated individuals, entities or groups known to us to be the beneficial owner of more than 5% of our common stock, as of the dates indicated in the footnotes to the table:
NAME AND ADDRESS OF BENEFICIAL OWNER	SHARES OF COMMON STOCK BENEFICIALLY OWNED (#)	PERCENT OF CLASS(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	21,768,568	10.31%
BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	18,400,645	8.72%

(1)
Percent of class is based upon 211,129,790 shares of Flowers Foods common stock outstanding on March 6, 2025.

(2)
The beneficial ownership reported is based upon a Schedule 13G/A filed by The Vanguard Group on July 10, 2024. The Schedule 13G/A indicates that The Vanguard Group has sole dispositive power as to 21,483,384 shares, sole voting power as to zero shares, shared voting power as to 67,475 shares and shared dispositive power as to 285,184 shares.

(3)
The beneficial ownership reported is based upon a Schedule 13G/A filed by BlackRock, Inc. on January 25, 2024. The Schedule 13G/A indicates that BlackRock, Inc. has sole dispositive power as to all shares reported and sole voting power as to 17,925,112 shares.

SHARE OWNERSHIP OF CERTAIN EXECUTIVE OFFICERS AND DIRECTORS
The following table lists information as of March 6, 2025, regarding the number of shares owned by each director and each Named Executive listed on the Fiscal 2024 Summary Compensation Table and by all of our directors and executive officers as a group. The address of each person in the table is Flowers Foods, Inc., 1919 Flowers Circle, Thomasville, Georgia 31757 unless otherwise indicated.
NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1) (#)	PERCENT OF CLASS(16)
Edward J. Casey, Jr.	31,745(2)	*
Thomas C. Chubb, III	41,766(3)	*
George E. Deese	3,071,091(4)	1.45%
Rhonda O. Gass	70,584(5)	*
Brigitte H. King	10,135(6)	*
R. Steve Kinsey	483,736	*
Margaret G. Lewis	81,908(7)	*
W. Jameson McFadden	8,860,196(8)	4.20%
A. Ryals McMullian	1,363,229(9)	*
Joanne D. Smith	20,235(10)	*
James T. Spear	102,753(11)	*
Melvin T. Stith, Ph.D.	153,679(12)	*
Terry S. Thomas	49,859	*
Stephanie B. Tillman	69,045(13)	*
Heeth Varnedoe IV	52,968	*
C. Martin Wood III	10,104,549(14)	4.79%
All Directors and Executive Officers as a Group (21 persons)	24,442,939(15)	11.57%
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	65

SHARE OWNERSHIP
*
Represents beneficial ownership of less than 1% of Flowers Foods common stock.

(1)
Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares listed opposite his or her name.

(2)
Includes 5,475 shares of deferred stock, which would be distributed to Mr. Casey if he had separated his service from the company on March 6, 2025.

(3)
Includes 5,475 shares of deferred stock, which would be distributed to Mr. Chubb if he had separated his service from the company on March 6, 2025.

(4)
Includes (i) 50,301 shares owned by the spouse of Mr. Deese, as to which shares Mr. Deese disclaims any beneficial ownership; (ii) 675,000 shares held by a family LLC, over which shares Mr. Deese shares joint voting and dispositive power; (iii) 314,678 shares held by ten family trusts, over which shares Mr. Deese shares joint voting and dispositive power; and (iv) 5,475 shares of deferred stock, which would be distributed to Mr. Deese if he had separated his service from the company on March 6, 2025.

(5)
Includes 9,226 shares of deferred stock, which would be distributed to Ms. Gass if she had separated her service from the company on March 6, 2025.

(6)
Includes 5,475 shares of deferred stock, which would be distributed to Ms. King if she had separated her service from the company on March 6, 2025.

(7)
Includes 5,475 shares of deferred stock, which would be distributed to Ms. Lewis if she had separated her service from the company on March 6, 2025.

(8)
Includes (i) 460,383 shares held in a trust of which Mr. McFadden is the sole beneficiary and has no voting power over such shares; (ii) 5,475 shares of deferred stock, which would be distributed to Mr. McFadden if he had separated his service from the company on March 6, 2025; (iii) 8,330,294 shares held by investment advisory clients of Wellington Shields & Co., of which Mr. McFadden is chief executive officer and senior portfolio manager, as to which shares Mr. McFadden disclaims any beneficial ownership, including 128,491 shares held by family trusts, of which Mr. McFadden is trustee, and 593 shares held in custodial accounts, of which Mr. McFadden is custodian; and (iv) 1,521 shares held in a custodial account for Mr. McFadden’s daughter, of which Mr. McFadden is custodian. Mr. McFadden’s business address is Wellington Shields & Co., 140 Broadway, New York, NY 10005.

(9)
Includes (i) 22,088 shares held by the spouse of Mr. McMullian and 117,931 shares held by family trusts for the benefit of Mr. McMullian’s minor children, in each case as to which shares Mr. McMullian disclaims any beneficial ownership; and (ii) 55,063 shares held by a corporation of which Mr. McMullian is a director and shares voting and dispositive power over the shares.

(10)
Includes 11,133 shares of deferred stock, which would be distributed to Ms. Smith if she had separated her service from the company on March 6, 2025.

(11)
Includes 11,218 shares of deferred stock, which would be distributed to Mr. Spear if he separated his service from the company on March 6, 2025.

(12)
Includes (i) 86 shares held by the spouse of Dr. Stith as custodian for a minor child, as to which shares Dr. Stith disclaims any beneficial ownership; and (ii) 105,597 shares of deferred stock, which would be distributed to Dr. Stith if he had separated his service from the company on March 6, 2025.

(13)
Includes 600 shares held by Ms. Tillman as custodian, as to which shares Ms. Tillman disclaims any beneficial ownership.

(14)
Includes (i) 17,934 shares held by a trust of which Mr. Wood is trustee, 6,527,872 shares owned by the spouse of Mr. Wood as to which shares Mr. Wood disclaims any beneficial ownership; (ii) 2,301,915 shares held by trusts of which the spouse of Mr. Wood is independent trustee, which includes 460,383 shares held in a trust of which Mr. McFadden is the sole beneficiary and has sole dispositive power over such shares, in each case as to which shares Mr. Wood disclaims any beneficial ownership; and (iii) 5,475 shares of deferred stock, which would be distributed to Mr. Wood if he had separated his service from the company on March 6, 2025.

(15)
Includes 460,383 shares reported by Mr. McFadden and Mr. Wood as described above.

(16)
Percent of class is based upon 211,129,790 shares of Flowers Foods common stock outstanding on March 6, 2025.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that certain of our officers, our directors and persons who beneficially own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership with the SEC. The SEC has established specific due dates for these reports and we are required to disclose in this proxy statement any known late filings or failures to file. Based solely on our review of Section 16 reports filed electronically with the SEC and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to those officers, directors and 10% shareholders were satisfied, except that one Form 4 filing for each of Messrs. McMullian, Kinsey, Varnedoe, Thomas, H. Mark Courtney, Tom Winters, David M. Roach, and Mark Chaffin, and Mses. Tillman and Cindy L. Cox, in each case, reporting one transaction relating to an award of time-based restricted stock units, was filed late on January 7, 2025, due to an administrative error.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	66

ADDITIONAL INFORMATION

2025 ANNUAL MEETING OF SHAREHOLDERS
DATE AND TIME	LIVE WEBCAST	RECORD DATE
May 22, 2025 11:30 a.m. Eastern Time	www.virtualshareholder meeting.com/FLO2025	March 18, 2025
Questions and Answers about the Annual Meeting and Voting
WHAT IS THE PURPOSE OF THE ANNUAL MEETING, AND HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON EACH PROPOSAL?
At the annual meeting, shareholders will:
PROPOSAL		BOARD’S RECOMMENDATION	PAGE REFERENCE
1	Election of 11 Director-Nominees to Serve for One-Year Terms	FOR each Director-Nominee	6
2	Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation	FOR	30
3	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm	FOR	58
4	Shareholder Proposal to Adopt a Policy for an Independent Board Chair, if Properly Presented	AGAINST	62
The shareholders will also transact any other business that may properly come before the annual meeting and any adjournment or postponement of the annual meeting. In addition, Flowers Foods’ senior management team will respond to questions from shareholders.
HOW DO I ATTEND THE ANNUAL MEETING?
This year’s annual meeting will be a virtual meeting of the shareholders conducted via live webcast. The meeting will be followed by a question and answer session. All shareholders of record on March 18, 2025, are invited to participate in the meeting. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.
To attend the meeting please visit www.virtualshareholdermeeting.com/FLO2025. To participate in the annual meeting, you will need the 16-digit control number included on your proxy card, voting instruction form or notice of internet availability of proxy materials (“Notice”). If you are the beneficial owner of shares held in street name, you may contact your bank, broker or other record holder if you have questions about obtaining your 16-digit control number; instructions should also be provided on the Notice or voting instruction form provided by your bank, broker or other record holder.
Shareholders may submit questions in advance of the annual meeting at www.proxyvote.com by clicking the “Submit Questions” tab no later than 24 hours before the meeting. To submit questions through www.proxyvote.com, you will need to log in with the 16-digit control number included on your proxy card, voting instruction form or Notice previously received. Questions pertinent to annual meeting matters may be answered during the annual meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered once to avoid repetition.
Additional information regarding the rules of conduct and other materials for the virtual annual meeting, including the list of our shareholders of record, will be available during the meeting on the meeting website.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	67

ADDITIONAL INFORMATION
If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the numbers listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investors website, investors.flowersfoods.com, including information on when the meeting will be reconvened.
Electronic entry to the meeting will begin at 11:15 a.m. Eastern Time, and the meeting will begin promptly at 11:30 a.m. Eastern Time.
WHAT IS A PROXY?
A proxy is your legal designation of another person to vote the shares of Flowers Foods common stock you own as of the record date for the annual meeting. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated three of our executive officers as proxies for the annual meeting. These three officers are:
•
Ryals McMullian, our chairman and chief executive officer,

•
R. Steve Kinsey, our chief financial officer, and

•
Stephanie B. Tillman, our chief legal counsel.

ARE THE PROXY MATERIALS AVAILABLE ELECTRONICALLY?
Yes. Under SEC rules and regulations, Flowers Foods is making this proxy statement and its 2024 annual report available to its shareholders electronically on the Internet at www.proxyvote.com. On or about April 8, 2025, we mailed to our shareholders a Notice containing instructions on how to access this proxy statement and our 2024 annual report online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Rather, the Notice instructs you on how to access and review all of the important information contained in this proxy statement and our 2024 annual report on the Internet. The Notice also instructs you on how you may submit your proxy vote over the Internet.
If you received a Notice by mail but would like to receive a printed copy of this proxy statement and our 2024 annual report, please follow the instructions contained on the Notice.
WHO CAN VOTE?
To be eligible to vote, you must have been a shareholder of record of the company’s common stock at the close of business on March 18, 2025, which is the record date for the annual meeting. There were 211,129,790 shares of our common stock outstanding and entitled to vote on the record date.
HOW MANY VOTES DO I HAVE?
You are entitled to one vote on each of the 11 director-nominees and one vote on each other matter to be voted upon at the annual meeting for each share of common stock you held on the record date for the annual meeting. For example, if you owned 100 shares of our common stock on the record date, you would be entitled to 100 votes for each of the 11 director-nominees and for each other matter to be voted upon at the annual meeting.
HOW DO I VOTE?
TELEPHONE	INTERNET	MAIL	AT THE MEETING
Call 24/7 1 (800) 690-6903 Vote up until 11:59 pm ET on May 21, 2025, or up until 11:59 pm ET on May 20, 2025, for shares held in the 401(k) Plan	Before the meeting, go to www.proxyvote.com Vote up until 11:59 pm ET on May 21, 2025, or up until 11:59 pm ET on May 20, 2025, for shares held in the 401(k) Plan	Mark, sign, and date your proxy card or voting instruction form and return it in the enclosed postage-paid envelope	During the meeting, go to www.virtualshareholder meeting.com/FLO2025
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	68

ADDITIONAL INFORMATION
Shareholders of record and beneficial owners can vote in the following ways:
•
Voting by Mail. If you are a shareholder of record who received printed copies of your proxy materials, you may vote by signing, dating, and returning your proxy card in the enclosed prepaid envelope. If you are a beneficial owner of shares held in street name who received printed copies of your proxy materials, you should complete, sign, date, and return the voting instruction form provided to you by your broker or nominee.

•
Telephone Voting. You may authorize the voting of your shares by following the instructions set forth on your proxy card or voting instruction form.

•
Internet Voting. If you have Internet access, you may vote your shares from any location in the world by following the instructions set forth on your proxy card, voting instruction form, or Notice.

•
Vote at the Meeting. You may vote during the annual meeting by logging into the annual meeting website at www.virtualshareholdermeeting.com/FLO2025 and following the instructions provided on the website. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners may also attend and vote online during the annual meeting. We encourage you to vote your proxy by Internet, telephone or mail prior to the meeting, even if you plan to attend the virtual annual meeting. Voting electronically online during the annual meeting will replace any previous votes.

By executing and returning your proxy (either by returning the proxy card or by submitting your proxy electronically by the Internet or telephone or during the annual meeting), you appoint A. Ryals McMullian, R. Steve Kinsey and Stephanie B. Tillman to represent you at the annual meeting and to vote your shares at the annual meeting in accordance with your voting instructions. The Internet, telephone, and virtual annual meeting voting procedures are designed to authenticate shareholder identities, allow shareholders to give voting instructions, and confirm that shareholders’ instructions have been recorded properly. Any shareholder voting by Internet, telephone, or during the annual meeting should understand that there may be costs associated with electronic access, like usage charges from Internet access and telephone or cable service providers, that must be paid by the shareholder.
HOW DO I VOTE MY 401(K) SHARES?
If you participate in the 401(k) Plan and you received the Notice, you may vote by the Internet or telephone as previously described in this proxy statement. If you elect to receive your proxy materials by mail, you may vote by completing and signing the enclosed proxy card and promptly mailing it in the enclosed postage-paid envelope. In addition, if you received a Notice by mail but would like to receive a printed copy of this proxy statement and our 2024 annual report, please follow the instructions contained on the Notice. By voting, you will direct Empower Trust Company, LLC, as trustee of the 401(k) Plan (the “Trustee”), how to vote the shares of Flowers Foods common stock allocated to your account. Any unvoted or unallocated shares will be voted by the Trustee in the same proportion on each proposal as the Trustee votes the shares of common stock credited to the 401(k) Plan participants’ accounts for which the Trustee receives voting instructions from the 401(k) Plan participants. The number of shares you are eligible to vote is based on the number of shares of Flowers Foods common stock in your account on the record date for the annual meeting.
If you are a participant in the 401(k) Plan, you may attend the annual meeting, but you will not be able to vote the shares held in the 401(k) Plan electronically during the annual meeting. You must vote in advance of the annual meeting online, by phone, or by mail.
IF I AM A REGISTERED SHAREHOLDER, WHAT IF I DO NOT GIVE ANY INSTRUCTIONS ON A PARTICULAR MATTER DESCRIBED IN THIS PROXY STATEMENT WHEN VOTING BY MAIL?
Registered shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies that are signed and returned will be voted “FOR” the election of each director-nominee in Proposal 1, “FOR” Proposals 2 and 3, and “AGAINST” Proposal 4.
CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD/VOTING INSTRUCTION FORM OR AFTER I HAVE AUTHORIZED THE VOTING OF MY SHARES BY INTERNET OR TELEPHONE?
Yes. You can change your vote and revoke your proxy at any time before the polls close at the annual meeting by doing any one of the following things:
•
signing and delivering a proxy card or voting instruction form with a later date;

•
giving our corporate secretary a written notice before the annual meeting that you want to revoke your proxy;

•
entering a new vote online or by phone prior to the annual meeting; or

•
voting online during the virtual annual meeting.

2025 PROXY STATEMENT / FLOWERS FOODS, INC.	69

ADDITIONAL INFORMATION
CAN I VOTE IF MY SHARES ARE HELD IN “STREET NAME” BY A BANK, BROKER OR OTHER RECORD HOLDER?
If your shares of Flowers Foods common stock are held in “street name” by a bank, broker or other record holder, you will receive instructions from the registered holder that you must follow in order for your shares to be voted for you by that bank, broker or other record holder. Internet and telephone voting are offered to shareholders who own their shares of Flowers Foods common stock through certain banks and brokers.
Proposals 1, 2 and 4 are considered non-discretionary matters under applicable NYSE rules. A broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker “non-votes” on Proposals 1, 2 and 4. Proposal 3 is considered a discretionary matter under applicable NYSE rules, and a broker or other nominee may (but is not required to) vote “FOR” Proposal 3 without instructions. Accordingly, it is important that you follow the voting instructions sent to you by the registered holder of your shares held in “street name” if you want your vote to be counted.
HOW WILL ABSTENTIONS BE TREATED?
Abstentions will be counted as present in determining whether the quorum requirement is satisfied, but will not be included in vote totals and will not affect the outcome of the vote with respect to Proposals 1, 2, 3, and 4.
WHAT CONSTITUTES A QUORUM?
A majority of the votes entitled to be cast on a matter by the voting group, represented in person or by proxy, will constitute a quorum of that voting group for action on that matter. Therefore, the holders of at least a majority of the shares of our common stock entitled to vote at the annual meeting are required to be present in person or represented by proxy to constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied.
WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?
If a quorum is not present at the scheduled time of the annual meeting, we may adjourn or postpone the annual meeting until a quorum is present. The time and place of the adjourned or postponed annual meeting will be announced at the time the adjournment or postponement is taken, and, unless such adjournment or postponement is for more than 120 days, no other notice will be given. An adjournment or postponement will not affect the business that may be conducted at the annual meeting.
WHAT VOTE IS REQUIRED FOR EACH MATTER TO BE VOTED UPON AT THE ANNUAL MEETING?
•
With regard to Proposal 1, each of the 11 nominees for director who receive a majority of the votes cast at the annual meeting will be elected (meaning the number of shares voted “FOR” a director-nominee must exceed the number of shares voted “AGAINST” that director-nominee), subject to the board of directors’ existing policy regarding resignations by directors who do not receive a majority of “FOR” votes, which is described in our corporate governance guidelines.

•
Approval of Proposals 2, 3 and 4 requires the votes cast within the voting group favoring the action to exceed the votes cast opposing the action.

HOW WILL BROKER “NON-VOTES” BE TREATED?
Broker “non-votes” will be counted as present in determining whether the quorum requirement is satisfied but will not be included in vote totals and will not affect the outcome of the vote. A “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee has not received instructions from the beneficial owner and does not have discretionary power to vote.
In order for your shares to be voted on all matters presented at the annual meeting, including the election of directors, we urge all shareholders whose shares are held in street name by a bank, broker or other record holder to provide voting instructions to the bank, broker or other record holder.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING OR WILL OTHER MATTERS BE VOTED ON?
At this time, the board of directors does not know of any other business to be brought before the annual meeting, but if any other business is properly brought before the annual meeting, the persons named as proxies, Messrs. McMullian
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	70

ADDITIONAL INFORMATION
and Kinsey and Ms. Tillman, will exercise their judgment in deciding how to vote or otherwise act at the annual meeting with respect to that matter or proposal.
WHERE CAN I FIND THE VOTING RESULTS FROM THE ANNUAL MEETING?
We will report the voting results from the annual meeting on a Current Report on Form 8-K, which we expect to file with the SEC on or before May 29, 2025.
HOW AND WHEN MAY I SUBMIT A SHAREHOLDER PROPOSAL FOR THE 2026 ANNUAL MEETING?
For information on how and when you may submit a shareholder proposal for the 2026 annual meeting of shareholders, please see “— 2026 Shareholder Proposals” below.
WHO PAYS THE COSTS OF SOLICITING PROXIES?
We will pay the cost of soliciting proxies. We have engaged Sodali & Co to assist in the solicitation of votes for a fee of $13,500, plus out-of-pocket expenses. You may contact our proxy solicitor at:
Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: FLO.info@investor.sodali.com
In addition, our directors and officers may solicit proxies in person, by telephone or email, but will not receive additional compensation for these services. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of common stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.
HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K?
The Notice, this proxy statement and our 2024 annual report are available on the Internet at:
www.proxyvote.com

You may also receive a copy of our 2024 annual report free of charge by sending a written request to:
Flowers Foods, Inc. Attention: Corporate Secretary 1919 Flowers Circle Thomasville, Georgia 31757

If you elected to receive your proxy materials by mail, a copy of our 2024 annual report, which includes our Annual Report on Form 10-K and our financial statements for the fiscal year ended December 28, 2024, is included in the mailing of this proxy statement.
The annual report does not form any part of the material for the solicitation of proxies.
CAN I ELECT TO RECEIVE FUTURE NOTICES AND PROXY MATERIALS ELECTRONICALLY?
Yes. If you are a registered shareholder or if you participate in the 401(k) Plan, go to the company’s website, www.flowersfoods.com, and follow the instructions for signing up for electronic delivery of proxy materials. Those shareholders signing up for this service will receive all future proxy materials, including the Notice, proxy statement and annual report electronically. Please contact our corporate legal manager at compliancemanager@flocorp.com or (229) 226-9116 if you need assistance.
If you hold your shares in a brokerage account or bank you may also have the opportunity to receive these documents electronically. Please contact your brokerage service, bank or financial advisor to make arrangements for electronic delivery of your proxy materials.
WHO SHOULD I CONTACT IF I HAVE ANY QUESTIONS?
If you have any questions about the annual meeting or your ownership of our common stock, please contact our corporate legal manager at the above address or by emailing compliancemanager@flocorp.com or calling (229) 226-9116.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	71

ADDITIONAL INFORMATION
2026 Shareholder Proposals
In order to properly submit a shareholder proposal for inclusion in the proxy statement for the 2026 annual meeting of shareholders, you must follow the procedures outlined in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, we must receive your shareholder proposal at our principal corporate offices in Thomasville, Georgia as set forth below no later than December 9, 2025.
If you wish to present a proposal, including the nomination of directors, before the 2026 annual meeting of shareholders, but do not wish to have the proposal considered for inclusion in the proxy statement and proxy card, you must follow the procedures outlined in our bylaws. These procedures provide that notice of such business to be brought before the meeting must be delivered to or mailed and received by our Secretary at the principal executive offices of the company (Stephanie B. Tillman, Chief Legal Counsel; 1919 Flowers Circle, Thomasville, Georgia 31757) not less than 90 days nor more than 120 days prior to the first anniversary of the date on which the preceding year’s annual meeting of shareholders took place (in the event that the date of the annual meeting is changed by more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the 90th day prior to the date of such annual meeting, or if the public announcement of the date of the annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which public announcement is first made of the changed date of the meeting).
In addition, these procedures include, without limitation, a requirement to provide: (i) the name, address, and share ownership information of the proposing shareholder, (ii) any information relating to the proposing shareholder that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act, and (iii) if applicable, a written representation as to whether the proposing shareholder intends, or is part of a group that intends, to solicit proxies from the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of nominees other than the nominees of the board of directors or a duly authorized committee thereof, in accordance with Rule 14a-19 under the Exchange Act.
We must receive your proposal at the address noted below no earlier than January 22, 2026 and no later than February 21, 2026. If your proposal is not properly brought before the 2026 annual meeting of shareholders in accordance with our bylaws, the chairman of the board of directors may declare such proposal not properly brought before the 2026 annual meeting of shareholders, and it will not be acted upon.
Delivery of Proxy Materials to Households
Under the rules of the SEC, the company is permitted to use a method of delivery, often referred to as “householding.” Householding permits the company to mail a single set of proxy materials to any household in which two or more different shareholders reside and are members of the same household or in which one shareholder has multiple accounts. The company did not household materials for the 2025 annual meeting of shareholders. If the company households materials for future meetings, then only one copy of the company’s Notice or annual report and proxy statement will be sent to multiple shareholders of the company who share the same address and last name, unless the company has received contrary instructions from one or more of those shareholders.
In addition, the company has been notified that certain intermediaries (i.e., banks, brokers or other nominees) will household proxy materials for the 2025 annual meeting of shareholders. For voting purposes, a separate proxy card will be included for each account at the shared address. The company will deliver promptly, upon oral or written request, a separate copy of the Notice or annual report and proxy statement to any shareholder at the same address. If you wish to receive a separate copy of the Notice or annual report and proxy statement for the 2025 annual meeting or for future meetings, you may contact the company’s Investor Relations Department at:
Flowers Foods, Inc. Attention: Investor Relations Department 1919 Flowers Circle Thomasville, Georgia 31757
(229) 226-9116
https://www.flowersfoods.com/contact/ investor-relations

You may also contact your bank, broker or other nominee to make a similar request. Shareholders sharing an address who now receive multiple copies of the company’s annual report and proxy statement may request delivery of a single copy by contacting the company as indicated above, or by contacting their bank, broker or other nominee, provided the broker, bank or other nominee has elected to household proxy materials.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	72

APPENDIX A — NON-GAAP FINANCIAL MEASURES

Information Regarding Non-GAAP Financial Measures
The company prepares its consolidated financial statements in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). However, from time to time, the company may present in its public statements, press releases and Securities and Exchange Commission filings, non-GAAP financial measures such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, and adjusted diluted earnings per share (“EPS”) (collectively, the “Non-GAAP Measures”). The reconciliations below provide reconciliations of the non-GAAP measures used in this proxy statement to the most comparable GAAP financial measure. The company’s definitions of these non-GAAP measures may differ from similarly titled measures used by others. These non-GAAP measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP.
The company defines EBITDA as earnings before interest, taxes, depreciation, and amortization. Earnings are net income. The company believes that EBITDA is a useful tool for managing the operations of its business and is an indicator of the company’s ability to incur and service indebtedness and generate free cash flow. The company also believes that EBITDA measures are commonly reported and widely used by investors and other interested parties as measures of a company’s operating performance and debt servicing ability because EBITDA measures assist in comparing performance on a consistent basis without regard to depreciation or amortization, which can vary significantly depending upon accounting methods and non-operating factors (such as historical cost). EBITDA is also a widely-accepted financial indicator of a company’s ability to incur and service indebtedness.
EBITDA should not be considered an alternative to (a) income from operations or net income (loss) as a measure of operating performance; (b) cash flows provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of the company’s ability to meet its cash needs; or (c) any other indicator of performance or liquidity that has been determined in accordance with GAAP.
The company defines adjusted EBITDA, adjusted EBITDA margin, adjusted net income, and adjusted diluted EPS, respectively, to exclude additional costs that the company considers important to present to investors to increase the investors’ insights about the company’s core operations. These costs include, but are not limited to, the costs of closing a plant or costs associated with acquisition-related activities, restructuring activities, certain impairment charges, legal settlements, costs to implement an enterprise resource planning system and enhance bakery digital capabilities (business process improvement costs) to provide investors direct insight into these costs, and other costs impacting past and future comparability. The company believes that these measures, when considered together with its GAAP financial results, provides management and investors with a more complete understanding of its business operating results, including underlying trends, by excluding the effects of certain charges. Adjusted EBITDA is used as the primary performance measure in the company’s 2014 Omnibus Equity and Incentive Compensation Plan (Amended and Restated Effective May 25, 2023).
The reconciliations below provide a reconciliation of the Non-GAAP Measures used in this proxy statement to the most comparable GAAP financial measure.
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	A-1

APPENDIX A — NON-GAAP FINANCIAL MEASURES
Net Income to Adjusted EBITDA
(IN THOUSANDS)	2023 ($)
NET INCOME	123,416
Income tax expense	33,691
Interest expense, net	16,032
Depreciation and amortization	151,709
EBITDA	324,848
Business process improvement costs	21,521
Plant closure costs and impairment of assets	7,298
Legal settlements and related costs	137,529
Other pension benefit	(269)
Acquisition-related costs	3,712
Restructuring charges	7,099
ADJUSTED EBITDA	501,738
Net Sales	5,090,830
ADJUSTED EBITDA MARGIN	9.9%
(IN THOUSANDS)	2024 ($)
NET INCOME	248,116
Income tax expense	80,826
Interest expense, net	19,623
Depreciation and amortization	159,210
EBITDA	507,775
Business process improvement costs	4,529
Plant closure costs and impairment of assets	10,310
Restructuring-related implementation costs	2,979
Legal settlements and related costs	3,800
Other pension cost (benefit)	(273)
Acquisition-related costs	2,008
Restructuring charges	7,403
ADJUSTED EBITDA	538,531
Net Sales	5,103,487
ADJUSTED EBITDA MARGIN	10.6%
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	A-2

APPENDIX A — NON-GAAP FINANCIAL MEASURES
Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share
2023 ($)
NET INCOME PER DILUTED COMMON SHARE	0.58
Business process improvement costs	0.08
Plant closure costs and impairment of assets	0.03
Restructuring charges	0.02
Legal settlements and related costs	0.48
Acquisition-related costs	0.01
ADJUSTED NET INCOME PER DILUTED COMMON SHARE	1.20
2024 ($)
NET INCOME PER DILUTED COMMON SHARE	1.17
Business process improvement costs	0.02
Plant closure costs and impairment of assets	0.04
Restructuring charges	0.03
Restructuring-related implementation costs	0.01
Legal settlements and related costs	0.01
Pension plan settlement loss	NM
Acquisition-related costs	0.01
ADJUSTED NET INCOME PER DILUTED COMMON SHARE	1.28
NM — Not meaningful.
Net Income to Adjusted Net Income
(IN THOUSANDS)	2023 ($)
NET INCOME	123,416
Business process improvement costs	16,141
Plant closure costs and impairment of assets	5,473
Acquisition-related costs	2,784
Legal settlements and related costs	103,147
Restructuring charges	5,324
ADJUSTED NET INCOME	256,285
(IN THOUSANDS)	2024 ($)
NET INCOME	248,116
Business process improvement costs	3,397
Plant closure costs and impairment of assets	7,732
Restructuring-related implementation costs	2,234
Pension plan settlement loss	181
Acquisition-related costs	1,506
Legal settlements and related costs	2,850
Restructuring charges	5,552
ADJUSTED NET INCOME	271,568
2025 PROXY STATEMENT / FLOWERS FOODS, INC.	A-3

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V65819-P26993 For Against Abstain For Against Abstain FLOWERS FOODS, INC. 1919 FLOWERS CIRCLE THOMASVILLE, GA 31757 FLOWERS FOODS, INC. 3. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm. 4. Shareholder Proposal to Adopt a Policy for an Independent Board Chair, if Properly Presented. 2. Approval, on an Advisory Basis, of the Company’s Named Executive Officer Compensation. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL DIRECTOR-NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSAL 4. 1d. George E. Deese 1f. Brigitte H. King 1b. Edward J. Casey, Jr. 1i. Joanne D. Smith 1c. Thomas C. Chubb, III 1e. Rhonda O. Gass 1g. Margaret G. Lewis 1h. W. Jameson McFadden 1j. James T. Spear 1k. Melvin T. Stith, Ph.D. 1. Election of 11 Director-Nominees to Serve for One-Year Terms. Please date this Proxy and sign it exactly as your name or names appear(s) on the stock certificates or on a label affixed hereto. When shares are held jointly, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such. If shares are held by a corporation, please sign in full the corporate name by its president or other authorized officer. If shares are held by a partnership, please sign in the partnership name by an authorized person. NOTE: In their discretion, the proxies are authorized to vote on any other matters that may properly come before the annual meeting or any adjournment or postponement thereof. Nominees: 1a. A. Ryals McMullian SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 21, 2025 (11:59 P.M. Eastern Time on May 20, 2025 for 401(k) plan participants). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FLO2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 21, 2025 (11:59 P.M. Eastern Time on May 20, 2025 for 401(k) plan participants). Have your proxy card in hand when you call and then follow the simple instructions the Vote Voice provides you. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Flowers Foods, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V65820-P26993 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, Proxy Card, and Annual Report are available at www.proxyvote.com. The 2025 Annual Meeting of Shareholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/FLO2025 on May 22, 2025 at 11:30 a.m., Eastern Time. FLOWERS FOODS, INC. Dear Shareholder, Please take note of the important information enclosed with this proxy card. Your vote is important, and we encourage you to exercise your right to vote these shares. Please mark the boxes on the reverse side of this proxy card to indicate your vote. Then sign the card and return it in the enclosed postage-paid envelope, or follow the instructions on the reverse side of this proxy card for Internet or telephone voting. Your vote must be received prior to the Annual Meeting of Shareholders on May 22, 2025 (the "Annual Meeting"). If you are a participant in the Flowers Foods, Inc. 401(k) Retirement Savings Plan (the "401(k) plan"), you have the right to direct Empower Trust Company, LLC, the Trustee of the 401(k) plan, how to vote the Flowers Foods, Inc. common shares allocated to the account. Any unvoted or unallocated shares will be voted by the Trustee in the same proportion on each proposal as the Trustee votes the shares of stock credited to the 401(k) plan participants’ accounts for which the Trustee receives voting directions from the 401(k) plan participants. The number of shares that are eligible to vote is based on the balance in the 401(k) plan on March 18, 2025, the record date for the Annual Meeting. Because all of the shares in the 401(k) plan are registered in the name of Empower Trust Company, LLC, as Trustee, you will not be able to vote these shares in the 401(k) plan online during the Annual Meeting on May 22, 2025. If stock is owned directly in your own name as well as in the 401(k) plan, separate share totals are indicated on the reverse side of this proxy card. If you own stock indirectly through a bank or broker, as well as in the 401(k) plan, you will receive a separate voting instruction form from the bank or broker. Thank you. Flowers Foods, Inc. FLOWERS FOODS, INC. 1919 Flowers Circle Thomasville, Georgia 31757 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2025 The u ndersigned hereby appoints A. Ryals McMullian, R. Steve Kinsey and Stephanie B. Tillman as proxies, with power to act without the other, and with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Flowers Foods, Inc. held of record on March 18, 2025, by the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") to be held virtually via the Internet at www.virtualshareholdermeeting.com/FLO2025 on May 22, 2025 at 11:30 a.m., Eastern Time, and at any adjournment or postponement thereof. The above-named proxies of the undersigned are authorized to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If you are a participant in the Flowers Foods, Inc. 401(k) Retirement Savings Plan (the "401(k) plan"), you have the right to direct Empower Trust Company, LLC, the Trustee of the 401(k) plan, how to vote the Flowers Foods, Inc. common shares allocated to the account. This proxy card also acts as a voting instruction form to provide voting directions to the Trustee. The pr oxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the reverse side and are authorized to vote, in their discretion, on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INDICATION IS MADE, ANY EXECUTED PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE DIRECTOR-NOMINEES LISTED ON THE REVERSE SIDE, "FOR" PROPOSALS 2 AND 3, "AGAINST" PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY